                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement         [ ] Confidential, for Use of the Commis-
                                            sion Only (as permitted by Rule 14a-
                                            6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   VAN KAMPEN EMERGING GROWTH FUND (811-2424)

          (Name of Registrant as Specified in Its Declaration of Trust)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ] Fee paid previously with preliminary materials.

                                 - JULY 1999 -

                                IMPORTANT NOTICE

                                 TO VAN KAMPEN
                       EMERGING GROWTH FUND SHAREHOLDERS


QUESTIONS
& ANSWERS

--------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q    WHY AM I RECEIVING THIS PROXY STATEMENT?

A    The primary purposes of this proxy statement are to elect trustees, to seek shareholder approval of a new investment advisory agreement, including an increase in investment advisory fees, and to seek shareholder approval of replacing or amending certain of the Fund's fundamental investment policies. Certain other proposals also are included in the Proxy Statement. Please refer to the proxy statement for a detailed explanation of the proposed items.

Q    HOW WILL THIS AFFECT MY ACCOUNT?

A    You can expect the same level of high-quality management expertise and shareholder service you've grown accustomed to. The Fund's Board of Trustees has been considering the Fund's advisory fee since 1994 because, among other things, the Fund's current advisory fee is below market for comparable funds, the Fund has had consistently strong performance relative to comparable funds and the investment adviser has had increasing costs of its operations. On May 26, 1999, the Fund's investment adviser proposed a fee increase. After considerable thought and a comprehensive review of many factors, the Fund's Board of Trustees is recommending approval of the new investment advisory agreement, including the increase in investment advisory fees, as being fair and reasonable in light of, among other things, the Fund's history, performance and the quality of its investment advisory services. The new investment advisory agreement between your Fund and its investment adviser will result in an increase in investment advisory fees and certain other expenses and the new agreement contains certain other provisions added at the request of the Fund's investment adviser. The changes to the fundamental investment policies are intended to increase the flexibility of the Fund's investment adviser in managing your Fund.

Q    WILL MY VOTE MAKE A DIFFERENCE?

A    Your vote is needed to ensure that the proposals can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund.

Q    HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A    After careful consideration, the trustees of your Fund recommend that you vote "FOR" each of the items proposed.

Q    WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A    The Fund and the Fund's investment adviser (or its affiliates) will share the costs relating to the shareholder meeting.

Q    HOW CAN I VOTE?

A    You can vote in one of four ways:

        -   Internet

        -   Telephone

        -   Mail

        -   In person at the meeting.

        Instructions for casting your vote via the internet or telephone are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the internet or telephone, there is no need to mail the card.

    Whichever method you choose, please take the time to read the entire proxy statement before you vote.

Q    WHOM DO I CALL IF I HAVE QUESTIONS?

A    We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-341-2911 (TDD users call 1-800-421-2833) between 7:00
a.m. and 7:00 p.m. Central time, Monday through Friday.

Q    WHERE DO I MAIL MY PROXY CARD IF I VOTE BY MAIL?

A    You may use the enclosed postage-paid envelope or mail your proxy card(s)
to:


Proxy Tabulator P.O. Box 9139
Hingham, MA 02043-9139

--------------------------------------------------------------------------------

                              ABOUT THE PROXY CARD


Please vote on each issue using blue                                  APPROVAL OF AMENDING OTHER FUNDAMENTAL
or black ink to mark an X in one of the                               INVESTMENT RESTRICTIONS - mark "For," "Against"
boxes provided on the proxy card.                                     or "Abstain" for each restriction


                                                                      RATIFICATION OF INDEPENDENT ACCOUNTANTS - mark
ELECTION OF TRUSTEES - mark "For All,"                                "For," "Against" or "Abstain"
"Withhold" or "For All Except". To
withhold authority to vote for any
individual nominee, mark "For All Except"                             Please sign, date and return the proxy card in
and write  nominee's name on the line                                 the enclosed postage-paid envelope. All
provided.                                                             registered owners of an account, as shown in
                                                                      the address, must sign the card. When signing
                                                                      as attorney, trustee, executor, administrator,
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT                         custodian, guardian or corporate officer,
-  mark "For," "Against" or "Abstain"                                 please indicate your full title.


APPROVAL OF REPLACING THE FUND'S FUNDAMENTAL
INVESTING POLICY REGARDING INVESTMENT IN SMALL-
AND MEDIUM-SIZED COMPANIES WITH A
NON-FUNDAMENTAL INVESTMENT POLICY - mark
"For," "Against" or "Abstain"



------------------------------------------------------------------------------------------------------------------------------------
   |x| PLEASE MARK
       VOTES AS IN                                                                                                        PROXY
       THIS EXAMPLE


                                                  VAN KAMPEN EMERGING GROWTH FUND
                                                  SPECIAL MEETING OF SHAREHOLDERS


------------------------------------------------------------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
------------------------------------------------------------------------------------------------------------------------------------



                                                                  FOR ALL
1. Authority to vote for the election     FOR ALL   WITHHOLD      EXCEPT       4. The proposal to approve-amending other
   as Trustees the nominees named below:    | |       | |          | |            fundamental investment restrictions for the
                                                                                  Fund.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX
                                                                                                               FOR  AGAINST  ABSTAIN
   To withhold authority to vote for any one                                      4A.  Diversification         | |    | |      | |
   or more individual nominees, check                                             4B:  Senior Securities/
   the "For All Except" box and write the                                              Borrowing               | |    | |      | |
   nominee's name on the line below.                                              4C:  Underwriting            | |    | |      | |
                                                                                  4D:  Concentration           | |    | |      | |
2. The proposal to approve a new investment        FOR  AGAINST    ABSTAIN        4E:  Real Estate             | |    | |      | |
   advisory agreement for the Fund.                | |    | |        | |          4F:  Commodities             | |    | |      | |
                                                                                  4G:  Making Loans            | |    | |      | |
3. The proposal to approve replacing the Fund's    FOR  AGAINST    ABSTAIN        4H:  Control                 | |    | |      | |
   fundamental investment policy regarding         | |    | |        | |          4I:  Payment for Securities  | |    | |      | |
   investment in small and medium-sized                                           4J:  Investment Companies    | |    | |      | |
   companies with a non-fundamental investment                                    4K:  Short Sales             | |    | |      | |
   policy.
                                                                                  5. The proposal to ratify    FOR  AGAINST  ABSTAIN
                                                                                     the selection of          | |    | |      | |
                                                                                     PricewaterhouseCoopers
                                                                                     LLP as the Fund's
                                                                                     independent accountants.

                                                                                  6. To transact such other business as may
                                                                                     properly come before the Meeting.



Please be sure to sign and date this Proxy.     Date

Shareholder sign here      Co-owner sign here

--------------------------------------------------------------------------------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        VAN KAMPEN EMERGING GROWTH FUND

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER   , 1999

  Notice is hereby given to the holders of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of Van Kampen Emerging Growth Fund (the "Fund") that a Special Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, on
September   , 1999, at 3:30 p.m., for the following purposes:

1. To elect twelve trustees to serve until their respective successors are duly elected and qualified.

2.  To approve a new investment advisory agreement.

3. To approve replacing the Fund's fundamental investment policy regarding investments in small- and medium-sized companies with a non-fundamental investment policy.

4.  To approve amending other fundamental investment restrictions for the Fund.

5. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants.

6.  To transact such other business as may properly come before the Meeting.

  Holders of record of the Shares of the Fund at the close of business on July , 1999 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    A. THOMAS SMITH III
                                    Vice President and Secretary

July   , 1999

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN EMERGING GROWTH FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE VOTE IN ONE OF THE FOLLOWING
WAYS:

  (i) Internet -- Instructions for casting your vote via the internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  (ii) Telephone -- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

  (iii) By mail -- If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card and, return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR each of the nominees for the Board of Trustees listed in the Proxy Statement.

  - FOR approval of the new investment advisory agreement.

  - FOR approval of replacing the Fund's fundamental investment policy regarding investment in small- and medium-sized companies with a non-fundamental investment policy.

  - FOR approval of amending each fundamental investment restriction of the Fund listed in the Proxy Statement.

  - FOR ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants.

                            YOUR VOTE IS IMPORTANT.
                        PLEASE VOTE YOUR SHARES PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                        VAN KAMPEN EMERGING GROWTH FUND

                        1 PARKVIEW PLAZA, P.O. BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2911

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON SEPTEMBER   , 1999

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or "Board of Trustees") of Van Kampen Emerging Growth Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, P.O. Box
5555, Oakbrook Terrace, Illinois 60181-5555, on September   , 1999, at 3:30 p.m.
The approximate mailing date of this Proxy Statement and accompanying form of
proxy is July   , 1999.

  Participating in the Meeting are the holders of record of shares of beneficial interest, par value $0.01 per share (collectively, the "Shares"), of the Fund as
of the close of business on July   , 1999 (the "Record Date"). The number of
issued and outstanding Shares of the Fund as of the Record Date was          .
Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to each proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2911 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, P.O. BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

SUMMARY OF THE SHAREHOLDER PROPOSALS

  The primary purposes of the Meeting are to elect trustees of the Fund, to seek shareholder approval of a new investment advisory agreement, including an increase in investment advisory fees, for the Fund and to seek shareholders approval of replacing or amending certain of the Fund's fundamental investment policies.

  The Fund is advised by Van Kampen Asset Management Inc. ("Asset Management"). The Fund is one of more than 50 open-end investment companies advised by Asset Management or its affiliate, Van Kampen Investment Advisory Corp.

("Advisory Corp."), and distributed by Van Kampen Funds Inc. (the "Distributor"). The Fund's transfer agent is Van Kampen Investor Services Inc. ("Investor Services"). Asset Management, Advisory Corp., the Distributor and Investor Services are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal business address of Van Kampen Investments, Asset Management, Advisory Corp. and the Distributor is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The principal business address of Investor Services is located at P.O. Box 418256, Kansas City, Missouri 64141-9256. The principal business address of Morgan Stanley Dean Witter is located at Two World Trade Center, New York, New York 10048.

  Over the next several months, each of the Van Kampen funds, including the Fund, is expected to hold a shareholders meeting. Many of the funds are anticipated to have the same or similar proposals to proposals 1, 2, 4 and 5 described herein for the Fund. It is currently contemplated that the shareholders of each of the funds described above will be asked to elect the same nominees for trustees as presented below under Proposal 1 for the Fund. Proposal 2 seeks shareholder approval of a new investment advisory agreement for the Fund. It is currently contemplated that the shareholders of each of the funds described above will be asked to adopt a new standardized form of investment advisory agreement, and any changes between the current form of investment advisory agreement and the proposed new form of investment advisory agreement will be described in the respective proxy for each fund. The shareholders of the Fund are also being asked to approve a proposed advisory fee increase for the Fund in connection with approving the new investment advisory agreement, which is described in more detail below in Proposal 2. Proposal 3 seeks approval to replace a fundamental investment policy which is specific to the Fund with a non-fundamental investment policy. It is currently contemplated that the shareholders of each of the funds described above will be asked to amend certain other fundamental investment restrictions that are the same or similar in nature as presented in Proposal 4. It is currently contemplated that the shareholders of each of the funds described above will be asked to ratify the selection of such fund's independent accountants in a manner similar to Proposal 5.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR each of the nominees for the Board of Trustees listed in the Proxy Statement.

  - FOR approval of the new investment advisory agreement.

  - FOR approval of replacing the Fund's fundamental investment policy regarding investment in small- and medium-sized companies with a non-fundamental investment policy.

  - FOR approval of amending each fundamental investment restriction of the Fund listed in this Proxy Statement.

  - FOR ratification of PricewaterhouseCoopers LLP as the Fund's indepen-dent accountants.

SUMMARY OF VOTING AND MEETING REQUIREMENTS

  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, the affirmative vote of a plurality of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to the Board of Trustees of the Fund. Election by plurality means those persons who receive the highest number of votes cast up to the total number of persons to be elected as trustees at the Meeting shall be elected. With respect to Proposals 2, 3 and 4, the voting requirement is the "vote of a majority of the outstanding voting securities" of the Fund, which is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of: (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. With respect to Proposal 5, the affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote is required to ratify the selection of the Fund's independent accountants.

  All Shares of the Fund will vote together as a single class on each proposal. An unfavorable vote on a proposal by the shareholders of the Fund will not affect the Fund's implementation of other proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

  Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the enclosed ballot, or (iv) in person at the meeting. Instructions for internet and telephone voting are included with the enclosed proxy voting material. The required control number for internet and telephone voting is printed on the enclosed proxy card. Shareholders who execute proxies by methods (i), (ii) or (iii) may revoke them at any time prior to the meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date or by attending the Meeting and voting in person.

  Van Kampen Investments and the Fund employ procedures for internet and telephone voting that they consider to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, neither Van Kampen Investments nor the Fund will be liable for following internet or telephone instructions it believes to be genuine.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "For" a proposal and will have the same effect as votes "Against" a proposal. Broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) do not constitute votes "For" or "Against" a proposal and are disregarded in determining the votes cast when the voting requirement for a proposal is based on achieving a percentage of the voting securities present in person or by proxy at the Meeting. Broker non-votes do not constitute votes "For" and will have the same effect as votes "Against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding voting securities. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  The Fund knows of no business other than that mentioned in Proposals 1 through 5 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.
------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF TRUSTEES
------------------------------------------------------------------------------

  Shareholders are being asked to elect each of the twelve nominees described below as trustees of the Fund. Trustees elected at the Meeting will serve as trustees until reaching their designated retirement age or until their successors are duly elected and qualified. The election of the nominees to the Board of Trustees requires the affirmative vote of a plurality of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote. The shareholders of the Fund will vote together as a single class to elect the trustees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed below unless the proxy is marked otherwise.

  Each of the nominees to the Board of Trustees listed below has served as a member of the Board of Trustees since his or her initial election or appointment to the Board of Trustees as set forth in the table below, except that Mitchell
M. Merin and Richard F. Powers III have not previously served on the Board of Trustees. The Board of Trustees has determined that adding Messrs. Merin and Powers to the Board of Trustees is in the best interest of shareholders of the Fund. Messrs. Merin and Powers would replace Messrs. DeMartini and Powell as trustees of the Fund. As described in more detail below, Mr. DeMartini is now, among other things, the Chairman and Chief Executive Officer of the International Private Client Group, a division of Morgan Stanley Dean Witter. Mr. DeMartini was formerly the President and Chief Operating Officer of Morgan Stanley Dean Witter Individual Asset Management. As described in more detail below, Mr. Merin is now, among other things, President and Chief Operating Officer of Asset Management at Morgan Stanley Dean Witter. As described in more detail below, Mr. Powell is, among other things, the retired, former Chairman and Director of Van Kampen Investments, Asset Management, Advisory Corp. and the Distributor. Mr. Powers is now the President and Chief Executive Officer of Van Kampen Investments.

  Each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present Board of Trustees.

  The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees and incumbent trustees not standing for re-election.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
TRUSTEE NOMINEES:

J. Miles Branagan.................  Private investor. Trustee/Director of each
1632 Morning Mountain Road          of the funds in the Fund Complex.
Raleigh, NC 27614                   Co-founder, and prior to August 1996,
Date of Birth: 07/14/32             Chairman, Chief Executive Officer and
                                    President, MDT Corporation (now known as
                                    Getinge/Castle, Inc., a subsidiary of
                                    Getinge Industrier AB), a company which
                                    develops, manufactures, markets and services
                                    medical and scientific equipment.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Jerry D. Choate...................  Director of Amgen Inc., a biotechnological
Barrington Place, Building 4        company. Trustee/Director of each of the
18 E. Dundee Road, Suite 101        funds in the Fund Complex. Prior to January
Barrington, IL 60010                1999, Chairman and Chief Executive Officer
Date of Birth: 09/16/38             of The Allstate Corporation ("Allstate") and
                                    Allstate Insurance Company. Prior to January
                                    1995, President and Chief Executive Officer
                                    of Allstate. Prior to August 1994, Mr.
                                    Choate held various management positions at
                                    Allstate.

Linda Hutton Heagy................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                         executive search firm. Trustee/Director of
233 South Wacker Drive              each of the funds in the Fund Complex. Prior
Suite 7000                          to 1997, Partner, Ray & Bemdtson, Inc., an
Chicago, IL 60606                   executive recruiting and management
Date of Birth: 06/03/48             consulting firm. Formerly, Executive Vice
                                    President of ABN AMRO, N.A., a Dutch bank
                                    holding company. Prior to 1992, Executive
                                    Vice President of La Salle National Bank.
                                    Trustee on the University of Chicago
                                    Hospitals Board, Vice Chair of the Board of
                                    The YMCA of Metropolitan Chicago and a
                                    member of the Women's Board of the
                                    University of Chicago. Prior to 1996,
                                    Trustee of The International House Board.

R. Craig Kennedy..................  President and Director, German Marshall Fund
11 DuPont Circle, N.W               of the United States. Trustee/Director of
Washington, D.C. 20036              each of the funds in the Fund Complex.
Date of Birth: 02/29/52             Formerly, advisor to the Dennis Trading.
                                    Prior to 1992, President and Chief Executive
                                    Officer, Director and Member of the
                                    Investment Committee of the Joyce
                                    Foundation, a private foundation.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Mitchell M. Merin*................  President and Chief Operating Officer of
Two World Trade Center              Asset Management of Morgan Stanley Dean
66th Floor                          Witter (since December, 1998); President and
New York, NY 10048                  Director (since April, 1997) and Chief
Date of Birth: 08/13/53             Executive Officer (since June, 1998) of
                                    Morgan Stanley Dean Witter Advisors Inc. and
                                    Morgan Stanley Dean Witter Services Company
                                    Inc.; Chairman, Chief Executive Officer and
                                    Director of Morgan Stanley Dean Witter
                                    Distributors Inc. (since June, 1998);
                                    Chairman and Chief Executive Officer (since
                                    June, 1998) and Director (since January,
                                    1998) of Morgan Stanley Dean Witter Trust
                                    FSB; Director of various Morgan Stanley Dean
                                    Witter subsidiaries; President of the Morgan
                                    Stanley Dean Witter Funds and Discover
                                    Brokerage Index Series (since May, 1999);
                                    previously Chief Strategic Officer of Morgan
                                    Stanley Dean Witter Advisors Inc. and Morgan
                                    Stanley Dean Witter Services Company Inc.
                                    and Executive Vice President of Morgan
                                    Stanley Dean Witter Distributors Inc.
                                    (April, 1997-June, 1998), Vice-President of
                                    the Morgan Stanley Dean Witter Funds and
                                    Discover Brokerage Index Series (May, 1997-
                                    April, 1999), and Executive Vice President
                                    of Dean Witter, Discover & Co.

Jack E. Nelson....................  President and owner, Nelson Investment
423 Country Club Drive              Planning Services, Inc., a financial
Winter Park, FL 32789               planning company and registered investment
Date of Birth: 02/13/36             adviser. President and owner, Nelson Ivest
                                    Brokerage Services Inc., a member of the
                                    National Association of Securities Dealers,
                                    Inc. and Securities Investors Protection
                                    Corp. Trustee/ Director of each of the funds
                                    in the Fund Complex.

Richard F. Powers III*............  President of each of the Funds in the Fund
1 Parkview Plaza                    Complex. President and Chief Executive
P.O. Box 5555                       Officer of Van Kampen Investments. Prior to
Oakbrook Terrace, IL 60181          May 1998, Executive Vice President and a
Date of Birth: 02/02/46             Director of Marketing at Morgan Stanley Dean
                                    Witter & Co. and Director of Dean Witter
                                    Discover & Co. and Dean Witter Realty. Prior
                                    to 1996, Director of Dean Witter Reynolds
                                    Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Phillip B. Rooney.................  Vice Chairman and Director of The
One ServiceMaster Way               ServiceMaster Company, a business and
Downers Grove, IL 60515             consumer services company. Director of
Date of Birth: 07/08/44             Illinois Tool Works, Inc., a manufacturing
                                    company, and the Urban Shopping Centers
                                    Inc., a retail mall management company.
                                    Trustee, University of Notre Dame. Trustee/
                                    Director of each of the funds in the Fund
                                    Complex. Prior to 1998, Director of Stone
                                    Smurfit Container Corp., a paper
                                    manufacturing company. Formerly, President,
                                    Chief Executive Officer and Chief Operating
                                    Officer of Waste Management, Inc., an
                                    environmental services company.

Fernando Sisto....................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                    of the Graduate School, Stevens Institute of
Closter, NJ 07624                   Technology. Director, Dynalysis of
Date of Birth: 08/02/24             Princeton, a firm engaged in engineering
                                    research. Trustee/Director of each of the
                                    funds in the Fund Complex.

Wayne W. Whalen*..................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive               Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                   counsel to the funds in the Fund Complex,
Date of Birth: 08/22/39             and other open-end and closed-end funds
                                    advised by Asset Management, Advisory Corp.
                                    or Van Kampen Management Inc.
                                    Trustee/Director of each of the funds in the
                                    Fund Complex, and Trustee/Managing General
                                    Partner of other open-end and closed-end
                                    funds advised by Asset Management, Advisory
                                    Corp. or Van Kampen Management Inc.

Suzanne H. Woolsey, Ph.D..........  Chief Operating Officer of the National
2101 Constitution Avenue, N.W.      Academy of Sciences/National Research
Room 206                            Council, an independent, federally chartered
Washington, D.C. 20418              policy institution. Director of Neurogen
Date of Birth: 12/27/41             Corporation, a pharmaceutical company.
                                    Director of the German Marshall Fund of the
                                    United States. Trustee/Director of each of
                                    the funds in the Fund Complex. Prior to
                                    1993, Executive Director of the Commission
                                    on Behavioral and Social Sciences and
                                    Education at the National Academy of
                                    Sciences/National Research Council. Prior to
                                    1989, Partner of Coopers & Lybrand.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Paul G. Yovovich..................  Private investor. Director of 3Com
Sears Tower                         Corporation, which provides information
233 South Wacker Drive              access products and network system
Suite 9700                          solutions, COMARCO, Inc., a wireless
Chicago, IL 60606                   communications products company, and APAC
Date of Birth: 10/29/53             Customer Services, Inc., a provider of
                                    outsourced customer contact services.
                                    Trustee/Director of each of the funds in the
                                    Fund Complex. Prior to May 1996, President
                                    of Advance Ross Corporation, an
                                    international transaction services and
                                    pollution control equipment manufacturing
                                    company.

INCUMBENT TRUSTEES NOT STANDING
FOR REELECTION:

Don G. Powell*....................  Currently a member of the Board of Governors
2800 Post Oak Blvd                  and Executive Committee for the Investment
Houston, TX 77056                   Company Institute, and a member of the Board
Date of Birth: 10/19/39             of Trustees of the Houston Museum of Natural
                                    Science. Trustee/ Director of certain
                                    open-end investment companies and closed-end
                                    investment companies advised by Asset
                                    Management, Advisory Corp. or Van Kampen
                                    Management Inc. Immediate past Chairman of
                                    the Investment Company Institute. Prior to
                                    January 1999, Chairman and a Director of Van
                                    Kampen Investments, Asset Management,
                                    Advisory Corp., the Distributor, and Van
                                    Kampen Investor Services Inc. and a Director
                                    or officer of certain other subsidiaries of
                                    Van Kampen Investments. Prior to July 1998,
                                    Director and Chairman of VK/AC Holding, Inc.
                                    Prior to November 1996, President, Chief
                                    Executive Officer and a Director of VK/AC
                                    Holding, Inc.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Richard M. DeMartini*.............  Chairman and Chief Executive Officer of
Two World Trade Center              International Private Client Group, a
66th Floor                          division of Morgan Stanley Dean Witter & Co.
New York, New York 10048            Chairman of Dean Witter Futures & Currency
Date of Birth: 10/12/52             Management Inc. and Demeter Management
                                    Corporation. Director of Dean Witter
                                    Reynolds Inc. Chairman and Director of Dean
                                    Witter Capital Corporation. Chairman, Chief
                                    Executive Officer, President and a Director
                                    of Dean Witter Alliance Capital Corporation,
                                    Director of the National Healthcare
                                    Resources, Inc., Morgan Stanley Dean Witter
                                    Distributors, Inc., Dean Witter Realty Inc.,
                                    Dean Witter Reynolds Venture Equities Inc.,
                                    DW Window Covering Holding, Inc., and is a
                                    member of the Morgan Stanley Dean Witter
                                    Management Committee. Trustee of the TCW/DW
                                    Funds, Director of the Morgan Stanley Dean
                                    Witter Funds and Trustee/Director of other
                                    funds in the Fund Complex. Prior to December
                                    of 1998, Mr. DeMartini was President and
                                    Chief Operating Officer of Morgan Stanley
                                    Dean Witter Individual Asset Management and
                                    a Director of Morgan Stanley Dean Witter
                                    Trust FSB. Formerly Vice Chairman of the
                                    Board of the National Association of
                                    Securities Dealers, Inc. and Chairman of the
                                    Board of the Nasdaq Stock Market, Inc.

------------------------------------------------------------------------------

* Such nominee or trustee is an "interested person" (within the meaning of Section 2(a) (19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. Merin and Powers are interested persons of the Fund, Asset Management and Advisory Corp. by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates. Messrs. DeMartini and Powell are interested persons of the Fund, Asset Management and Advisory Corp. by reason of their current or former positions with Morgan Stanley Dean Witter or its affiliates.

  As of July   , 1999, certain nominees owned, directly or beneficially, the
following number of Shares of the Fund:          . In addition, certain nominees
defer all or a portion of their compensation from the Fund. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on shares of the Fund or other funds in the Fund Complex as selected by the trustee with the same effect as if such trustee had invested his or her compensation in the funds in the Fund Complex. See the "Compensation Table" below.

  During the Fund's fiscal year ended August 31, 1998, the Board of Trustees held 14 meetings for the Fund. All of the incumbent nominees to the Board of Trustees attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member during the period of such Trustee's service for the Fund's 1998 fiscal year. During the Fund's fiscal year ended August 31, 1998, the Fund had no standing committees other than an audit committee, a brokerage and services committee and a retirement plan committee.

  The Fund's audit committee currently consists of J. Miles Branagan, Jerry D. Choate, R. Craig Kennedy and Fernando Sisto. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements, books of account or internal controls. The Fund's brokerage and services committee currently consists of Linda Hutton Heagy, Jack E. Nelson, Phillip B. Rooney, Suzanne H. Woolsey and Paul G. Yovovich. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services. The Fund's retirement plan committee currently consists of Linda Hutton Heagy, Phillip B. Rooney and Paul G. Yovovich. The retirement plan committee is responsible for reviewing the terms of each Fund's retirement plan and reviews any administrative matters that arise with respect thereto. During the Fund's fiscal year ended August 31, 1998, the audit committee held 2 meetings and the brokerage and services committee of the Fund held 4 meetings. The retirement plan committee does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

  The Trustees of the Fund who are not "interested persons" of the Fund (as defined by the 1940 Act) are required to select and nominate non-interested trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. The Fund has an ad hoc nominating committee currently consisting of J. Miles Branagan, Linda Hutton Heagy and R. Craig Kennedy. Nominations from shareholders should be in writing and addressed to the non-interested Trustees at the Fund's office. The non-interested Trustees of the Fund expect to be able to identify from their own resources an ample number of qualified candidates.

  Each trustee who is not an affiliated person of Van Kampen Investments, Asset Management, Advisory Corp. or the Distributor (each a "Non-Affiliated Trustee") serves as a trustee/director of each of the funds in the Fund Complex (as defined below). Each of Messrs. Merin and Powers currently is a trustee of one fund in the Fund Complex. Each of Messrs. DeMartini and Powell currently is a trustee/director of all but one fund in the Fund Complex. As of the date of this Proxy Statement, there are 64 operating funds in the Fund Complex. The "Fund Complex" consists of those open-end investment companies advised by Asset

Management or Advisory Corp. and Distributed by the Distributor with the same Non-Affiliated Trustees (the "Fund Complex").

  Each Non-Affiliated Trustee is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund. Inc.) provides a deferred compensation plan to its NonAffiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the NonAffiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Funds, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Funds, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Funds, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

  Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the shares of such fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

  Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                         FUND COMPLEX
                                                          -------------------------------------------
                                                                          AGGREGATE
                                                           AGGREGATE      ESTIMATED
                                                          PENSION OR       MAXIMUM          TOTAL
                                            AGGREGATE     RETIREMENT       ANNUAL       COMPENSATION
                            YEAR FIRST    COMPENSATION     BENEFITS     BENEFITS FROM      BEFORE
                           APPOINTED OR      BEFORE         ACCRUED       THE FUND      DEFERRAL FROM
                            ELECTED TO    DEFERRAL FROM   AS PART OF    COMPLEX UPON        FUND
         NAME(L)            THE BOARD      THE FUND(2)    EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
         -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan........      1991          $6,269         $35,691        $60,000        $125,200
Jerry D. Choate..........      1999          (2)                  0         60,000         (5)
Linda Hutton Heagy.......      1995           6,069           3,861         60,000         112,800
R. Craig Kennedy.........      1995           6,269           2,652         60,000         125,200
Jack E. Nelson...........      1995           6,269          18,385         60,000         125,200
Jerome L. Robinson(1)....      1995             800          10,810         15,750         (5)
Phillip B. Rooney........      1997           6,269           6,002         60,000         125,500
Dr. Fernando Sisto.......      1978           6,269          68,615         60,000         125,200
Wayne W. Whalen..........      1995           6,269          12,658         60,000         125,200
Suzanne H. Woolsey.......      1999          (2)                  0         60,000         (5)
Paul G. Yovovich.........      1998          (2)                  0         60,000          25,300

---------------
(1) Trustees not eligible for compensation (i.e., trustees affiliated with Van Kampen Investments, Asset Management, Advisory Corp. or the Distributor) are not included in the Compensation Table. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Robinson, President of Robinson Technical Products Corporation, a manufacturer and processor of welding alloys, supplies and equipment, and a Director of Panasia Bank and Pacesetter Software, a software programming company, is reported in the compensation table because he was a trustee during a portion of the Fund's last fiscal year ended August 31, 1998.

(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended August 31, 1998. Each of Jerry D. Choate, Suzanne H. Woolsey and Paul G. Yovovich joined the Board of Trustees subsequent to the Fund's fiscal year ended on August 31, 1998 and therefore has no historical information to report in the table. The trustees may defer compensation from the Fund. The following trustees deferred compensation from the Fund during its fiscal year ended August 31, 1998: Mr. Branagan, $6,269; Ms. Heagy, $6,069; Mr. Kennedy, $3,153; Mr.
    Nelson, $6,269; Mr. Robinson, $800; Mr. Rooney, $6,269; Dr. Sisto, $3,135;
    and Mr. Whalen, $6,269. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of August 31, 1998 is as follows: Mr. Branagan, $9,247; Dr. Caruso, $8,681; Mr. Gaughan, $812; Ms. Heagy, $12,668; Mr. Kennedy, $7,040; Mr.
    Miller, $4,465; Mr. Nelson, $13,369; Mr. Rees, $36,006; Mr. Robinson, $8,002; Mr. Rooney, $6,260; Dr. Sisto, $31,682; Mr. Vernon, $3,427; and Mr.
    Whalen, $13,361.

(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 1998.

(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the ten-year period since his retirement. For each of the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the ten-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Mr. Robinson retired from the Board of Trustees of funds in the Fund Complex on December 31, 1997 and therefore does not have any calendar year 1998 information to report. Mr. Yovovich became a member of the Board of Trustees for funds in the Fund Complex on October 22, 1998 and therefore does not have a full calendar year of information to report. Mr. Choate and Ms. Woolsey became members of the Board of Trustees for funds in Fund Complex on May 26, 1999 and therefore do not have any calendar year 1998 information to report. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. Asset Management and Advisory Corp. and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by Asset Management and Advisory Corp. and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calender year ended December 31, 1998.

  The Fund is not required under Delaware law to hold and does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. The Board of Trustees will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of the Fund. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

SHAREHOLDER APPROVAL

  The affirmative vote of a plurality of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote is required to elect the nominees to the Board of Trustees of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: APPROVAL OF A NEW ADVISORY AGREEMENT
------------------------------------------------------------------------------

  Shareholders of the Fund are being asked to approve a new form of investment advisory agreement between the Fund and Asset Management and an investment advisory fee increase for the Fund.

  The Van Kampen funds currently consist of funds created at various times and include funds that were originally affiliated only with Advisory Corp. (the "VK Funds"), funds that joined the fund complex through the purchase of Asset Management by Van Kampen Investments in 1995 (the "AC Funds") and funds now advised by Advisory Corp. comprising the Van Kampen Series Fund, Inc., formerly known as the Morgan Stanley Fund, Inc. ("MS Funds"), which joined the Van Kampen funds following the 1997 acquisition of Van Kampen Investments by a subsidiary of Morgan Stanley Dean Witter. Asset Management and Advisory Corp. have recommended that the Fund and other Van Kampen funds adopt a standardized form of investment advisory agreement. Over the next several months, each of the Van Kampen funds advised by Asset Management and Advisory Corp. are expected to hold a shareholders meeting. It is currently contemplated that the shareholders of each of the funds described above will be asked to adopt a new standardized form of investment advisory agreement, and any changes between the current form of investment advisory agreement and the proposed new form of investment advisory agreement will be described in the respective proxy for each fund. Asset Management and Advisory Corp. believe that such standardization of the investment advisory agreements will simplify the administration of all of the Van Kampen funds.

  The Board of Trustees has approved a new investment advisory fee structure for the Fund in addition to adopting the new form of investment advisory agreement. The new investment advisory fee structure will result in an increase in the investment advisory fee and certain other expenses paid by the Fund. Asset Management proposed a fee increase noting, among other things, the Fund's current advisory fee schedule is below market for comparable funds, the Fund's consistently strong performance relative to comparable funds and its increasing costs of operations, including costs associated with retaining or attracting high-quality professionals and technology-related costs.

  The discussion below describes the Fund's current investment advisory agreement, the proposed investment advisory agreement and the actions and recommendations of Asset Management and the Fund's Board of Trustees in connection with the New Agreement.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

  Asset Management and its predecessor companies have acted as the investment adviser for the Fund since the commencement of the Fund's operations in 1969. The current investment advisory agreement (the "Current Agreement") between the Fund and Asset Management was last approved by a majority of the trustees and by a majority of the trustees who are not parties to the agreement or interested persons of any such party (the "Disinterested Trustees"), voting in person at a meeting called for that purpose, on May 26, 1999. That action served to continue the Current Agreement for a period of one year or until a new investment advisory agreement is approved. The Current Agreement was last approved by the shareholders of the Fund at a meeting held on May 28, 1997 relating to the merger of Asset Management's corporate parent with and into a subsidiary of Morgan Stanley Dean Witter. A copy of the Current Agreement is attached hereto as Appendix A.

  Under the Current Agreement, the Fund retains Asset Management to manage the investment and reinvestment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Asset Management obtains and evaluates economic, statistical, financial and other information to formulate and implement the Fund's investment strategy. Asset Management conducts and manages the day-to-day operations of the Fund, including preparing the registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, furnishing routine legal services, and supervising the Fund's treasurer and personnel working under the treasurer's supervision. Asset Management furnishes office space, facilities, equipment and personnel as necessary to perform the services described above. Except as otherwise agreed to in the Current Agreement or between Asset Management and the Fund, the Fund pays all other expenses incurred in the operation of the Fund, including, but not limited to, interest and taxes, brokerage commission or other costs in purchasing and selling portfolio securities, compensation of officers or trustees (other than those who are affiliated persons of Asset Management), the compensation of the Fund's treasurer and personnel under the treasurer's direction as well as office space, facilities and equipment used by such parties, legal fees of outside counsel and independent accountants, fees and disbursements of the custodians and sub-custodians, transfer agent and shareholder servicing agents, cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's shares, expenses in connection with the Fund's dividend reinvestment plan, expenses of registering and qualifying shares of the Fund for sale under federal and state securities laws, expenses related to printing and distribution of Fund materials, insurance premiums, membership dues in trade associations, and all other business expenses of the Fund not specifically assumed by Asset Management. The Current Agreement also provides that Asset Management shall not be liable to the Fund for any action or omission if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations. The Current Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and will automatically terminate in the event of its assignment.

  Asset Management's activities are subject to the review and supervision of the Board of Trustees, to which Asset Management renders regular periodic reports of the Fund's investment activities.

  For the services provided by Asset Management under the Current Agreement, the Fund pays Asset Management an investment advisory fee (accrued daily and paid monthly) based upon annual rates applied to the average daily net assets of the Fund as follows:

                                       FEE AS A
           AVERAGE DAILY             PERCENTAGE OF
            NET ASSETS               AVERAGE DAILY
            (MILLIONS)                NET ASSETS
           -------------             -------------
First $ 350 million................     0.575%
Next $ 350 million.................     0.525%
Next $ 350 million.................     0.475%
Over $1,050 million................     0.425%

  For the fiscal year ended August 31, 1998, investment advisory fees paid to Asset Management by the Fund were $17,650,513. For the nine-month fiscal period ended May 31, 1999, investment advisory fees paid to Asset Management by the Fund were $17,014,635. The Fund also compensates Asset Management or its affiliates for certain non-advisory services, including accounting services, transfer agency services and distribution of the Fund's shares provided pursuant to agreements described under "Other Information -- Non-Advisory Agreements" below. The provision of accounting services, transfer agency services and distribution services to the Fund by Asset Management or its affiliates are not being changed by the proposed New Agreement; however, unrelated to the Current Agreement or the New Agreement, it is anticipated that much of the day-to-day accounting services currently provided by Asset Management or its affiliates eventually may be outsourced to an accounting services vendor not affiliated with Asset Management.

THE NEW INVESTMENT ADVISORY AGREEMENT

  The Board of Trustees approved a new investment advisory agreement (the "New Agreement") between the Fund and Asset Management on June 23, 1999, the form of which is attached hereto as Appendix B. The services from Asset Management under the New Agreement are substantially similar to the those under the Current Agreement. The New Agreement includes a new investment advisory fee structure that will result in an increase in the Fund's investment advisory fee paid to Asset Management. The New Agreement includes certain changes towards standardizing the investment advisory contracts among the Van Kampen funds, which changes also will result in increasing certain other expenses of the Fund.

  Proposed Advisory Fee Structure. For the services under the New Agreement, the Fund will pay Asset Management an investment advisory fee (accrued daily and paid monthly) based upon annual rates applied to the of the average daily net assets of the Fund as follows:

                                       FEE AS A
           AVERAGE DAILY              PERCENT OF
            NET ASSETS               AVERAGE DAILY
            (MILLIONS)                NET ASSETS
           -------------             -------------
First $1 billion...................     0.675%
Next $1 billion....................     0.625%
Next $1 billion....................     0.575%
Next $1 billion....................     0.525%
Over $4 billion....................     0.475%

  Proposed Standardization Changes. The New Agreement includes changes towards standardizing the investment advisory arrangements among the Van Kampen funds, including the Fund. The primary changes in the New Agreement include providing for the Fund to pay for certain legal services which the Fund does not pay for under the Current Agreement, simplifying the language relating to the Fund's accounting services arrangements, deleting the Fund's brokerage commission recovery language, and standardizing certain other expense provisions.

  Under the New Agreement, the Fund may pay certain legal expenses which the Fund does not pay under the Current Agreement. Funds advised by Asset Management and Advisory Corp. currently receive certain legal services provided by internal personnel of Van Kampen Investments. Pursuant to the Current Agreement, the Fund does not pay the costs of such legal services provided by Van Kampen Investments to the Fund. Under the New Agreement, the Fund may pay for the costs of such legal services provided by Van Kampen Investments and in connection therewith it is anticipated the Fund will enter into a legal services agreement with Van Kampen Investments if the New Agreement is approved by shareholders. Currently, Van Kampen funds advised by Advisory Corp. pay for such legal services from Van Kampen Investments pursuant to a legal services agreement substantially similar to that proposed for the Fund. Under the Current Agreement and the New Agreement, the Fund would continue to pay for the costs of outside counsel to the Fund.

  Under the legal services agreement, Van Kampen Investments would provide certain legal services to the Fund, including without limitation maintenance of the Fund's minute books and records, preparation and oversight of the Fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the Fund. Payment by the Fund for such services would be made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. Of the total costs for legal services provided to the Fund and other funds advised by Asset Management and Advisory Corp. and distributed by the Distributor, 50% of such costs are allocated equally to each fund and the remaining 50% of such costs are allocated to specific funds based on specific time allocations, or in the event services are attributable only to a specific fund or type of fund (e.g., closed-end or open-end), the relative amount of time spent on each fund or type of fund and then further allocated, if applicable, among funds of such type based upon their respective net asset values. It is anticipated that the Fund and other funds advised by Asset Management will adopt a legal services agreement with Van Kampen Investments if the new form of investment advisory agreement is approved by shareholders of such funds so that all Van Kampen funds share the same legal services arrangement.

  Another change in the New Agreement would be to simplify the language relating to the Fund's accounting services arrangements. The Current Agreement provides that the Fund pays for compensation of the Fund's treasurer, compensation of personnel working under the treasurer's direction, and expenses of office space, facilities, and equipment used by the treasurer and such personnel in the performance of their normal duties for the Fund, which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the Fund's financial statements, preparation of such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, and participation in the production of the Fund's registration statement, prospectuses, proxy solicitation materials and reports to shareholders. The New Agreement simply would provide that the Fund pays for the maintenance of its accounting books and records and the preparation of its financial statements and other related Fund documents and reports. Currently, most of the funds advised by Asset Management and Advisory Corp. are parties to an accounting services agreement whereby certain accounting services are provided by Advisory Corp. to such funds. See "Other Information -- Non-Advisory Agreements" below. This change in the form of New Agreement does not change the services currently received or amounts paid by the Fund for its accounting services but deletes more cumbersome language not necessary or required to be in the investment advisory agreement. Furthermore, as noted previously, unrelated to the Current Agreement or the New Agreement, it is anticipated that much of the day-to-day accounting services currently provided by Asset Management or its affiliates eventually may be outsourced to an accounting services vendor not affiliated with Asset Management.

  Another change in the New Agreement is the deletion of the commission recovery language from the Current Agreement. The Current Agreement generally provides that advisory fees payable by the Fund to Asset Management will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by Asset Management or Van Kampen Investments or any of its subsidiaries in connection with the purchase or sale of the Fund's portfolio securities. Asset Management has informed the Fund that no such commissions, tender solicitation and other fees, brokerage or similar payments have been received by Asset Management or Van Kampen Investments or any of its subsidiaries during the Fund's last fiscal year. To the extent the Fund engages in portfolio securities transactions with Asset Management or Van Kampen Investments or any of its subsidiaries, the Fund complies with the applicable provisions of the 1940 Act regarding such affiliated transactions.

  The New Agreement and the Current Agreement provide that, except as described in the agreement or otherwise agreed between the parties, the Fund pays all other expenses incurred in the operation of the Fund, and each agreement provides a description of such other expenses that would be paid by the Fund. Any differences in the descriptions of such expenses to be paid by the Fund between the Current Agreement and the New Agreement are not intended to result in any material changes to the type or amount of expenses from that currently paid or payable for by the Fund.

  The information provided herein is intended to be a summary of the material changes between the Current Agreement and the New Agreement. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Current Agreement and New Agreement attached hereto as Appendix A and Appendix B, respectively.

  Current and Pro Forma Information. If the investment advisory fee proposed under the New Agreement had been in effect for the fiscal year ended August 31, 1998 and the nine-month fiscal period ended May 31, 1999, investment advisory fees paid to Asset Management by the Fund would have been approximately $23,492,000 and $21,909,000 respectively, which is an increase of 33% and 29%, respectively, over the amount actually paid for such periods. If the Legal Services Agreement had been in effect during the Fund's fiscal year ended August 31, 1998 and the nine-month fiscal period ended May 31, 1999, the Fund would have paid approximately $33,600 and $34,400, respectively, in fees to Van Kampen Investments pursuant to Legal Services Agreement. The table below sets forth the Annual Fund Operating Expenses for the Fund as of the current nine-month fiscal period ended May 31, 1999 and also sets forth pro forma expenses of the Fund assuming the New Agreement is approved by shareholders and the Legal Services Agreement is implemented.

                         ANNUAL FUND OPERATING EXPENSES

                                    CURRENT EXPENSES             PRO FORMA EXPENSES
                               ---------------------------   ---------------------------
                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                               SHARES    SHARES    SHARES    SHARES    SHARES    SHARES
                               -------   -------   -------   -------   -------   -------
Management Fees..............   0.45%     0.45%     0.45%     0.57%     0.57%     0.57%
Distribution and/or Service
  (12b-1) Fees...............   0.23%     1.00%     1.00%     0.23%     1.00%     1.00%
Other expenses...............   0.29%     0.29%     0.29%     0.29%     0.29%     0.29%
Total Annual Fund Operating
  Expenses...................   0.97%     1.74%     1.74%     1.09%     1.86%     1.86%

                                    EXAMPLES

  The following examples are intended to help shareholders compare the costs of investing in the Fund under the current annual fund operating expenses and the pro forma annual fund operating expenses and with the costs of investing in other mutual funds. The examples assume that a shareholder invests $10,000 in the Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The example also assumes that a shareholder's investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amount for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although a shareholders actual costs may be higher or lower, based on these assumptions, the shareholder's costs would be:

                                 CURRENT EXAMPLE                 PRO FORMA EXAMPLE
                          ------------------------------   ------------------------------
                          ONE    THREE    FIVE     TEN     ONE    THREE    FIVE     TEN
                          YEAR   YEARS   YEARS    YEARS    YEAR   YEARS   YEARS    YEARS
                          ----   -----   ------   ------   ----   -----   ------   ------
Class A Shares..........  $668   $866    $1,080   $1,696   $680   $902    $1,141   $1,827
Class B Shares..........   677    848     1,094    1,848*   689    885     1,156    1,979*
Class C Shares..........   277    548       944    2,052    289    585     1,006    2,180

  A shareholder would pay the following expenses if you did not redeem your shares:

                                 CURRENT EXAMPLE                 PRO FORMA EXAMPLE
                          ------------------------------   ------------------------------
                          ONE    THREE    FIVE     TEN     ONE    THREE    FIVE     TEN
                          YEAR   YEARS   YEARS    YEARS    YEAR   YEARS   YEARS    YEARS
                          ----   -----   ------   ------   ----   -----   ------   ------
Class A Shares..........  $668   $866    $1,080   $1,696   $680   $902    $1,141   $1,827
Class B Shares..........   177    548       944    1,848*   189    585     1,006    1,979*
Class C Shares..........   177    548       944    2,052    189    585     1,006    2,180

---------------

* Based on conversion to Class A Shares after eight years.

ACTIONS AND RECOMMENDATIONS OF THE FUND'S BOARD OF TRUSTEES

  At meetings of the Boards of Trustees of the Fund and other Van Kampen funds held on February 4, 1999 and April 7-8, 1999, management of Asset Management and Advisory Corp. presented their intentions to reassess the investment advisory fee schedules and investment advisory contracts of the funds advised by Asset Management and Advisory Corp. Asset Management and Advisory Corp. seek to propose such changes to investment advisory fee schedules and investment advisory contracts to standardize and rationalize investment advisory arrangements, where practicable, across the Van Kampen funds.

  At a meeting of the Fund's Board of Trustees held on May 26, 1999, Asset Management made a presentation to the Board of Trustees regarding reassessing the Fund's investment advisory fee and certain other provisions of the Current Agreement. The presentation set forth, among other things, a history of the Fund and its performance, a review of the Fund's advisory fees over time, potential alternatives to increase the current advisory fee structure, the proposed legal services arrangement, information concerning Asset Management and the costs and profitability of its operations, comparative information with respect to advisory fees and total expenses paid by other comparable investment companies over a range of asset sizes, and information with respect to recent developments and trends with respect to mutual funds with similar investment objectives and policies. Asset Management discussed a proposal made in 1994 to increase the advisory fee of the Fund, which proposal had been approved by the Fund's Board of Trustees but was tabled following the announcement of the purchase of Asset Management by Van Kampen Investments. The 1994 proposal had been discussed from time to time by the Fund's Board of Trustees but had remained tabled until the May 26, 1999 Board of Trustees' meeting. Asset Management stressed that the current advisory fees are below market averages for comparable funds, noted the Fund's consistently strong performance relative to comparable funds and reviewed Asset Management's increasing costs of operations, including among other things the costs of retaining or attracting high-quality professionals, and technology-related costs.

  After considering the factors they deemed appropriate to their deliberations, the Disinterested Trustees decided to defer any proposal pending further study and analysis, and decided to retain two nationally recognized analytical services consultants to prepare reports evaluating the proposed fee increases based on publicly available industry data as an aid to the Board in its deliberations. The Disinterested Trustees requested, among other things, information regarding other funds' fee increases, comparable performance and expense information. The Disinterested Trustees also asked that any comparative information reflect the Fund's current portfolio and any potential changes in the portfolio in light of Proposal 3 below.

  On June 22, 1999, the Disinterested Trustees, together with the Fund's counsel, reviewed the materials received from the analytical services consultants and Asset

Management with respect to an advisory fee increase and other changes from the Current Agreement.

  The Board of Trustees met on June 23, 1999 in order to consider, among other things, an advisory fee increase and other changes from the Current Agreement. Prior to the meeting, Asset Management presented for the Board's consideration materials including, among other things: conditions and trends relating to the securities markets; information on other recent advisory fee changes in the industry; fees and expenses (other than the advisory fee) payable by the Fund to Asset Management and its affiliates, including distribution expenses and expenses incurred under the non-advisory agreements discussed below; the proposed legal services arrangements; an analysis of the Fund's other costs over time; the profitability of Asset Management's mutual fund operations with respect to the Fund; the prior actions by the Board of Trustees in considering and reviewing the Fund's investment advisory fees in 1994; and the rationale underlying the proposed advisory fee structure, including economies of scale and breakpoint analysis. Representatives of Asset Management were present at the meeting to discuss the information provided to the Trustees and answer such questions as were raised. A schedule of the current investment advisory fees for the Fund and other funds advised by Asset Management and Advisory Corp. with investment objectives similar to the Fund is attached hereto as Appendix C. After the Board discussed the materials provided by Asset Management in response to the Disinterested Trustees' request, the Disinterested Trustees met to further consider the proposed advisory fee increase. The Disinterested Trustees heard presentations and reviewed reports comparing the Fund's current and historical expenses, advisory fees, performance and other indicia to sets of mutual funds selected by the analytical services consultants based on their similarity to the Fund with respect to asset size and portfolio strategy, including sets of funds that could be similar to the Fund in portfolio strategy after giving effect to the Proposal 3 below. These comparisons were made based on, among other things, an analysis of the current advisory fee, other expenses and performance levels of the Fund and on a pro forma basis to reflect Asset Management's proposed advisory fee structure.

  Trustees' Approval of the New Agreement. Based on its evaluation of the materials presented by Asset Management and the reports of the independent analytical services consultants, the Trustees, including a separate vote of the Disinterested Trustees, approved the standardization of the Fund's investment advisory agreement and a revised fee structure proposed as described above. In addition, the Trustees, including the Disinterested Trustees, approved the implementation of the Legal Services Agreement for the Fund if the New Agreement is approved by the Fund's shareholders. Trustees approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of the Fund.

  In reaching their decision to approve the New Agreement, the Board considered many factors including, among others: the findings of the reports from the independent analytical services consultants regarding the Fund's current and pro forma management fee structure and total expense ratio compared to similar funds; an analysis of the Fund's pro forma advisory fee, legal expenses, total expense ratio and performance data; the complexity and sophistication of the securities which comprise the Fund's investment portfolio; the nature and quality of the services received from Asset Management, and the need of Asset Management to devote additional personnel and resources to managing the Fund and to retain key personnel currently employed by Asset Management in order to continue to provide a comparable level of investment management services; the short and long term record of the Fund's investment performance under Asset Management; other benefits to Asset Management or its affiliates; and the potential benefits of standardizing the investment advisory agreements of all of the Van Kampen funds.

SHAREHOLDER APPROVAL

  To become effective, the New Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote of
(i) 67% or more of the Shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding Shares of the Fund. If the New Agreement is approved, it will be effective as of the date of shareholder approval and will continue for an initial two-year term from such date and thereafter shall continue on an annual basis if specifically approved by the Board of Trustees of the Fund or the shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act. If the New Agreement is not approved at the Meeting, the Current Agreement will remain in effect until May 26, 2000 and thereafter on an annual basis if specifically approved by the Board of Trustees of the Fund or the shareholders and by the Disinterested Trustees in compliance with the requirements of the 1940 Act.

  The New Agreement was approved by the Board of Trustees after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also determined to submit the New Agreement for consideration by the Fund's shareholders. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW AGREEMENT.

------------------------------------------------------------------------------
PROPOSAL 3: APPROVAL OF REPLACING THE FUND'S
               FUNDAMENTAL INVESTMENT POLICY REGARDING
               INVESTMENT IN SMALL- AND MEDIUM-SIZED
               COMPANIES WITH A NON-FUNDAMENTAL
               INVESTMENT POLICY
------------------------------------------------------------------------------

  The Fund's investment objective is to provide capital appreciation. The Fund currently has certain fundamental investment policies and restrictions which may be amended only with shareholder approval. At meetings of the Board of Trustees on May 26, 1999 and June 23, 1999, Asset Management recommended to the Board of Trustees that the Fund replace its fundamental investment policy relating to, among other things, investment in small- and medium-sized companies with a non-fundamental investment policy. A non-fundamental investment policy may be changed by the Fund's Board of Trustees without shareholder approval and therefore provides the Fund with more flexibility to respond efficiently to changing market, legal, regulatory or industry conditions. Asset Management believes the current fundamental investment policy regarding investment in small-and medium-sized companies is not in the best interests of the Fund or its shareholders.

  The Fund currently has a fundamental investment policy which provides, among other things, that the Fund will invest at least 65% of its total assets in small- and medium-sized companies. The prospectus currently states:

         As a fundamental policy, the Fund under normal conditions invests at least 65% of its total assets in common stocks of small and medium sized companies, both foreign and domestic, in the early stages of their life cycles that the Fund's investment adviser believes have the potential to become major enterprises.

  Asset Management has recommended replacing this fundamental investment policy with a non-fundamental investment policy that states:

         Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in common stocks of emerging growth companies. Emerging growth companies are those companies in the early stages of their life cycles that the Fund's investment adviser believes have the potential to become major enterprises.

  Asset Management recommends the proposed change to provide the Fund with greater flexibility in seeking to achieve its investment objective of capital appreciation. Asset Management intends to continue to invest primarily in companies in the early stages of their life cycles that are believed to have the potential to become major enterprises. Asset Management has concluded that recent market conditions make the policy of investing primarily in small- and medium-sized companies, based on market capitalization, unnecessarily restrictive on the Fund. Recent increases in the valuations of companies in various industries, and in particular in the technology sector, have placed many companies that are in the early stages of development, and which Asset Management believes have attractive growth potential, outside of the capitalization limits placed on the Fund's investments by the current fundamental investment policy.

  Asset Management stated to the Board that, in selecting companies for investment by the Fund, it employs a disciplined investment approach which primarily focuses on rising earnings expectations and rising valuations of companies and other factors believed by Asset Management to be indicative of the growth potential of such companies, and that it does not emphasize the market capitalization of such companies in its stock selection process for the Fund. It is the intention of Asset Management, in recommending the proposed changes, to provide the Fund with greater flexibility in changing markets to maintain its disciplined investment approach and allow the Fund to continue to invest in companies that Asset Management believes are emerging growth companies without being limited by the market capitalization of such companies. Asset Management believes that under current market conditions, companies meeting the Fund's investment criteria cross all capitalization ranges even though historically the population of companies meeting the Fund's investment criteria may have been predominantly in the small-or medium-capitalization range. If this proposal is approved by shareholders, the average capitalization of the Fund's investments will vary reflecting the companies meeting Asset Management's investment criteria and investments will not be precluded because of a company's market capitalization.

  Asset Management also discussed other potential impacts on the Fund of the proposal such as potentially changing the Fund's market position relative to other Van Kampen funds and the industry. Asset Management also reviewed similarly situated funds in the industry faced with portfolio capitalization constraints. Asset Management believes the fundamental investment policy is not in the best interests of the Fund or its shareholders as market capitalization is not a controlling indicator of emerging growth companies.

SHAREHOLDER APPROVAL

  To become effective, the proposed deletion of the Fund's fundamental investment policy must be approved by a vote of a majority of the Fund's outstanding voting securities. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding Shares of the Fund. The proposed deletion and adoption of a non-fundamental investment policy as described above was approved by the Board of Trustees of the Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also determined to submit the proposed deletion of the Fund's fundamental investment policy for consideration by the Fund's shareholders.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF REPLACING OF THE FUND'S INVESTMENT POLICY REGARDING INVESTMENT IN SMALL- AND MEDIUM-SIZED COMPANIES WITH A NON-FUNDAMENTAL INVESTMENT POLICY.
 ------------------------------------------------------------------------------
PROPOSAL 4: APPROVAL OF AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE
            FUND
 ------------------------------------------------------------------------------

  The primary purpose of this proposal is to revise the Fund's fundamental investment restrictions to provide flexibility for the Fund and consistency in administering investment restrictions among the Fund and other Van Kampen open-end funds. Generally, the Board of Trustees seeks to simplify, update and standardize the Fund's investment restrictions and conform the Fund's restrictions to restrictions that are expected to be standardized for the other Van Kampen open-end funds advised by Asset Management and Advisory Corp.

  The Van Kampen funds consist of funds created at various times and include the VK Funds that were originally affiliated only with Advisory Corp., the AC Funds that joined the fund complex following the purchase of Asset Management by Van Kampen Investments in 1995 and the MS Funds now advised by Advisory Corp. comprising the Van Kampen Series Fund, Inc., formerly known as the Morgan Stanley Fund, Inc., which joined the Van Kampen funds following the 1997 acquisition of Van Kampen Investments by a subsidiary of Morgan Stanley Dean Witter. As described below, fundamental investment restrictions vary in many instances because of applicable legal, regulatory or industry conditions at the time such restrictions were adopted or last amended and/or because of the different boards of trustees adopting such restrictions for the funds. The Van Kampen funds have been reviewing and recommending revisions to their investment restrictions to provide flexibility and consistency and with the intent of simplifying, updating and standardizing the funds' investment restrictions. Over the next several months, each of the Van Kampen funds, including the Fund, intend to hold a shareholder meeting at which shareholders of each fund will be asked to amend such fund's fundamental investment restrictions, as will be described in the respective proxy statement for each fund.

  Fundamental investment restrictions are policies of a fund that may be amended only with shareholder approval. The 1940 Act requires that certain investment policies of a fund be recited in the fund's registration statement and be made fundamental. Non-fundamental investment restrictions are operating policies of a fund that may be changed by the fund's board of trustees without shareholder approval. Non-fundamental operating policies provide a fund with more flexibility to respond efficiently to changing market, legal, regulatory or industry practices. A particular fund's fundamental investment restrictions may have been adopted based on the various federal or state securities laws or regulations or business or industry conditions at the time of adoption (or last amendment), and the specific wording of various policies reflects not only the laws at the time of the policies' adoption (or amendment) but also the interpretation of the board of trustees that adopted the policies at such times. Many funds, including many of the Van Kampen funds, have fundamental investment restrictions that are no longer required to be fundamental under federal or state securities laws. Similarly, many funds have fundamental investment restrictions worded in a way that do not reflect developments in market, legal, regulatory or industry practices and/or do not provide the funds with ample flexibility to change in accordance with developments in market, legal, regulatory or industry practices without the delay and expense associated with a shareholder meeting.

  The 1940 Act requires that a fund state its classification as a diversified or non-diversified investment company; and the 1940 Act provides that a fund classified as a diversified fund may not change its classification to a non-diversified fund without shareholder approval. The 1940 Act requires that a fund state its policies on issuing senior securities, engaging in borrowing money, engaging in the business of underwriting securities issued by other persons, concentrating investments in a particular industry, purchasing or selling real estate or commodities and making loans to other persons; and that a fund may not change its policies regarding the foregoing without shareholder approval.

  The proposed changes to the Fund's fundamental investment restrictions are intended to provide flexibility for the Fund and consistency in administering the investment restrictions among the Fund and other Van Kampen funds. The Fund generally seeks to simplify, update and standardize those investment policies that are required to be fundamental under the 1940 Act, convert to non-fundamental operating policies or eliminate those restrictions not required to be fundamental, and provide flexibility in the revised restrictions and policies to allow the Fund's Board of Trustees to respond efficiently to changes in market, legal, regulatory or industry practices without the delay and expense associated with a shareholder meeting. Asset Management and Advisory Corp. also believe that such changes and standardization of investment restrictions will promote operational efficiencies and facilitate monitoring of compliance with both fundamental and non-fundamental investment restrictions among the Fund and the other Van Kampen funds. Asset Management and Advisory Corp. intend to propose, where appropriate, the same or substantially similar changes to the investment restrictions for the VK Funds, AC Funds and MS Funds (with such modifications, such as to concentration restrictions, as are necessary to suit a particular fund's investment characteristics).

Generally, it is not anticipated that the proposed changes to the current fundamental investment restrictions of the Fund or any of the other Van Kampen funds will materially affect the way the Fund or other Van Kampen funds currently are managed. Some changes, however, may provide greater flexibility in managing the Fund or other Van Kampen funds, as described below with respect to the Fund and as will be described in the proxy statements for the other Van Kampen funds.

  Set forth below is each of the Fund's current fundamental investment restrictions, the proposed new fundamental or non-fundamental language, as the case may be, and a description of the proposed change. Each of the current fundamental investment restrictions to be changed will be voted on separately. An unfavorable vote by shareholders with respect to a particular fundamental investment restriction will not impact the implementation of changes to other investment restrictions that receive a favorable vote.
 ------------------------------------------------------------------------------
PROPOSAL 4A: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             DIVERSIFICATION
 ------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding diversification provides that the Fund shall not:

         As to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (not including federal government securities) or acquire more than 10% of any class of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         Because the Fund has elected to be classified as a "diversified" open-end management investment company, the Fund must operate within the diversification requirements of the 1940 Act. The current fundamental investment restriction generally restates the language of the diversification requirement under the 1940 Act.

  The proposed new fundamental investment restriction provides that the Fund shall not:

         Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  The primary purposes of the proposed change are to provide flexibility for the Fund and to standardize the language of the fundamental investment restriction regarding diversification among the Fund and other diversified Van Kampen funds. The new restriction would give the Fund the flexibility to respond to any future changes in the diversification requirements under the 1940 Act without the delay and expense of a shareholder vote. The Fund is not currently aware of any proposed changes to the diversification requirements under the 1940 Act. The Fund has no current intention to change its investment practices with regard to diversification if the proposal is adopted.
 ------------------------------------------------------------------------------
PROPOSAL 4B: TO AMEND THE FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING ISSUING SENIOR
                 SECURITIES AND BORROWING MONEY
 ------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding issuing senior securities and borrowing money provides that the Fund shall not:

         Issue senior securities and shall not borrow money except from banks as a temporary measure for extraordinary or emergency purposes and in an amount not exceeding 5% of the Fund's total assets. Notwithstanding the foregoing, the Fund may enter into transactions in options, futures contracts and related options and may make margin deposits and payments in connection therewith.

  The proposed new fundamental investment restriction provides that the Fund shall not:

         Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  In addition, the Board of Trustees proposes adopting a non-fundamental operating policy of the Fund, which could be changed without a shareholder vote but only with the approval of the Board of Trustees, that provides that Fund shall not:

         Borrow money except for temporary purposes only and in an amount not exceeding 5% of the value of the Fund's total assets at the time when the loan is made.

  The 1940 Act provides that an open-end fund may not issue a class of senior securities or sell any class of a senior security of which it is the issuer, except that an open-end fund may borrow money from a bank up to 33 1/3% of the fund's assets (including the amount borrowed). The 1940 Act defines senior security but excludes from the definition a loan for temporary purposes only and in an amount not exceeding 5% of the value of the fund's total assets at the time when the loan is made.

  The primary purposes of the proposed changes are to: provide flexibility for the Fund; standardize the language of the fundamental investment restriction regarding issuing senior securities and borrowing money among the Fund and the other Van Kampen funds; and provide for a non-fundamental operating policy on senior securities and borrowing to suit the Fund's current practices and align that language with applicable 1940 Act language.

  The Fund has no current intention to change its investment practices with regard to issuing senior securities or borrowing if the proposal is adopted. However, the proposed changes would provide the Fund with flexibility to issue senior securities or borrow money up to applicable 1940 Act limits with the approval of the Fund's Board of Trustees. To the extent the Fund issued senior securities or borrowed money for non-temporary purposes or in an amount exceeding 5% of its total assets, the Fund would be subject to increased risks as compared with the Fund under its current fundamental investment restriction. Borrowing money for investment purposes, which is known as leverage, can be used to seek to enhance the income to shareholders, but the use of leverage creates the likelihood of greater volatility in the net asset value of the Fund's shares. Leverage also creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders as income from investments made with such borrowed money might not exceed the interest payable and other expenses of the leverage. While the Fund currently has no intention of issuing senior securities or borrowing money except for temporary purposes and in an amount not exceeding 5% of the value of the Fund's total assets at the time when the loan is made, the Board of Trustees believes that the flexibility to do so in the future could be beneficial to the Fund.
 ------------------------------------------------------------------------------
PROPOSAL 4C: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             UNDERWRITING
 ------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding underwriting securities issued by others provides that the Fund shall not:

         Underwrite securities of other issuers, except that the Fund may acquire restricted securities and other securities which, if sold, might make the Fund an underwriter for purposes of the Securities Act of 1933. No more than 10% of the value of the Fund's net assets may be invested in such securities.

  The proposed new fundamental investment restriction provides that the Fund shall not:

         Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

  In addition, the Board of Trustees would adopt a non-fundamental operating policy of the Fund, which could be changed without a shareholder vote but only with the approval of the Board of Trustees, that provides that Fund shall not:

         Invest in an illiquid security if, as a result, more than 15% of the value of the Fund's net assets, taken at market value at the time of each investment, are invested in illiquid securities.

  The primary purposes of the proposed changes are to: provide flexibility for the Fund; standardize the language of the fundamental investment restriction regarding underwriting among the Fund and the other Van Kampen funds; and reflect current market, regulatory and industry practice regarding restricted securities. The proposed new fundamental investment restriction would standardize the Fund's policy on underwriting without any material substantive change from the Fund's current fundamental investment restriction on underwriting. The proposed new fundamental investment restriction would no longer contain a restriction on investing in restricted securities, and instead the Fund would adopt a non-fundamental operating policy reflecting current market, regulatory and industry practice regarding restricted securities. Historically, there has been regulatory and industry concern about the liquidity of restricted securities and an industry practice to place a percent age limit on a fund's investment in restricted securities. In recent years, there has been significant development and increased liquidity in the markets for many restricted securities. It is no longer common to place a percentage limit on a fund's investments in restricted securities, but any restricted securities not considered to be liquid are subjected to a fund's limitation on illiquid securities. Factors used to determine whether a restricted security is liquid include the security's trading history, availability of reliable pricing information and other relevant information. Current regulatory guidelines allow open-end funds, such as the Fund, to invest up to 15% of their net assets in illiquid securities. The Fund has no current intention to change its investment practices with regard to underwriting securities or investing in restricted securities if the proposal is adopted, although the Board of Trustees believes the added flexibility to invest in restricted securities could be beneficial to the Fund.

 ------------------------------------------------------------------------------
PROPOSAL 4D: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             CONCENTRATION
 ------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding concentrating investments in a particular industry provides that the Fund shall not:

         Invest more than 25% of the value of its assets in any one industry.

  The proposed new fundamental investment restriction provides that the Fund shall not:

         Invest in any security if, as a result, more than 25% of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry (excluding securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities or when the Fund has taken a temporary defensive position or as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act).

  The primary purposes of the proposed change are to clarify and standardize the language of the fundamental investment restriction regarding concentrating investments in a particular industry among the Fund and the other Van Kampen funds and provide flexibility to the Fund. The proposed new fundamental investment restriction clarifies, consistent with applicable market, regulatory and industry practice, that the concentration limitation does not apply to investments in securities issued by the U.S. Government and its agencies and instrumentalities and that the Fund may deviate from its concentration policy during periods when it is taking a temporary defensive position. The proposed new fundamental investment restriction also adds flexibility for changes in the 1940 Act. The Fund has no current intention to change its investment practices with regard to concentration if the proposal is adopted.
 ------------------------------------------------------------------------------
PROPOSAL 4E: TO AMEND THE FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING INVESTMENTS
                 IN REAL ESTATE
 ------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding purchasing and selling real estate provides that the Fund shall not:

         Invest directly in real estate interests of any nature, although the Fund may invest indirectly through media such as real estate investment trusts.

  The proposed new fundamental investment restriction provides that the Fund shall not:

         Purchase or sell real estate except that the Fund may: (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (vi) purchase and sell other interests in real estate as consistent with its investment policies and strategies or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief from the provisions of the 1940 Act.

  The primary purposes of the proposed changes are to clarify the Fund's current fundamental investment restriction, to standardize the language of the fundamental investment restriction regarding purchasing and selling real estate among the Fund and the other Van Kampen funds, and to provide flexibility for the Fund. The proposed new fundamental investment restriction clarifies that investments in securities secured by real estate or of issuers that invest in real estate or the holding of real estate acquired as a result of owning securities do not constitute an impermissible investment in real estate by the Fund. The proposed new fundamental investment restriction also adds flexibility for changes in the 1940 Act. Any Fund investments in real estate are subject to the Fund's fundamental diversification requirements (see Proposal 4A), the Fund's fundamental concentration limitation (see Proposal 4D) and the Fund's non-fundamental operating policy regarding illiquid securities (see Proposal
4C). The Fund has no current intention to change its investment practices with regard to purchasing and selling real estate if the proposal is adopted.
 ------------------------------------------------------------------------------
PROPOSAL 4F: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             INVESTMENTS IN COMMODITIES
 ------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding purchasing or selling commodities provides that the Fund shall not:

         Invest in commodities or commodity contracts, except that the Fund may enter into transactions in futures contracts or related options.

  The proposed fundamental investment restriction provides that the Fund shall not:

         Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  The primary purposes of the proposed changes are to clarify the Fund's current fundamental investment restriction, to standardize the language of the fundamental investment restriction regarding purchasing and selling commodities among the Fund and the other Van Kampen funds, and to provide flexibility to the Fund. The Fund does not intend to change its current investment practices with regard to purchasing and selling commodities if the proposal is adopted; however, the new fundamental investment restriction seeks to provide the Fund with maximum flexibility in using financial contracts and derivatives products as deemed appropriate by Asset Management and the Fund's Board of Trustees and as consistent with applicable law.
------------------------------------------------------------------------------
PROPOSAL 4G: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING MAKING
             LOANS
------------------------------------------------------------------------------

  The Fund's current fundamental investment restriction regarding making loans provides that the Fund shall not:

         Lend money or securities except by the purchase of a portion of an issue of bonds, debentures or other obligations of types commonly distributed to institutional investors publicly or privately (in the latter case the investment will be subject to the stated limits on investments in "restricted securities"), and except by the purchase of securities subject to repurchase agreements.

  The proposed new fundamental investment restriction provides that the Fund shall not:

         Make loans of money or property to any person, except (i) to the extent that securities or interests in which the Fund may invest are considered to be loans, (ii) through the loan of portfolio securities,
         (iii) to the extent that the Fund may lend money or property in connection with the maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund, (iv) by engaging in repurchase agreements or (v) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief from the provisions of the 1940 Act.

  The primary purposes of the proposed changes are to provide flexibility for the Fund, standardize the language of the fundamental investment restriction regarding making loans among the Fund and the other Van Kampen funds, and reflect current market, regulatory and industry practice on restricted securities. The new fundamental investment restriction clarifies and continues the Fund's current fundamental language that neither debt instruments purchased by the Fund for investment nor repurchase agreements entered into by the Fund are to be characterized as impermissible loans of money or property. The new fundamental investment restriction also provides that the Fund may lend portfolio securities and otherwise lend money or securities to the extent permissible under applicable 1940 Act language. Were the Fund to engage in any portfolio securities lending, there could be risks of delay in recovery and in some cases even loss of the collateral should the borrower fail financially. While the Fund currently has no intention of lending portfolio securities, the Board of Trustees believes that the flexibility to do so in the future could be beneficial to the Fund. Finally, the new fundamental investment restriction deletes references to a restricted securities' limitation. Historically, purchases or loans for non-publicly offered debt instruments of an issuer raised concerns about a fund owning restricted securities and the liquidity of such securities. As described in Proposal 4C, the Fund seeks to remove this limitation on its investments in restricted securities, but the Fund will subject any restricted securities which are not considered to be liquid to the Fund's new non-fundamental operating policy limiting investments in illiquid securities.
 ------------------------------------------------------------------------------
PROPOSAL 4H: TO REPLACE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             INVESTMENT IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL WITH A NON-FUNDAMENTAL POLICY
 ------------------------------------------------------------------------------

  The Fund currently has a fundamental investment restriction that provides that the Fund shall not:

         Invest in companies for the purpose of exercising control over or management of such companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  This investment restriction is not required to be fundamental under the 1940 Act. The Board of Trustees has accordingly proposed that this fundamental investment restriction be deleted and replaced by a non-fundamental operating policy with the same language. Such a non-fundamental policy could be changed without a shareholder vote, but would require the approval of the Board of Trustees. By changing this investment restriction to a non-fundamental operating policy, the Fund and other Van Kampen funds are able to adopt a substantially similar set of fundamental investment restrictions while also adopting non-fundamental operating policies to suit their current practices.

  The primary purposes for this proposed change are to provide the Fund with flexibility and to standardize the fundamental investment restrictions among the Fund and the other Van Kampen funds. The proposed change could provide the Fund with the flexibility to make investments for the purposes of exercising control with the approval of the Fund's Board of Trustees. Any such investments also are subject to the Fund's fundamental diversification requirements (see Proposal
4A), the Fund's fundamental concentration limitation (see Proposal 4D) and the Fund's non-fundamental operating policy on illiquid securities (see Proposal
4C). The Fund has no current intention to change its investment practices with regard to investment in companies for the purpose of exercising control if the proposal is adopted; however, the Board of Trustees believes that the flexibility to do so in the future could be beneficial to the Fund.
------------------------------------------------------------------------------
PROPOSAL 4I: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             PAYMENT FOR SECURITIES
------------------------------------------------------------------------------

  The Fund currently has a fundamental investment restriction that provides that the Fund shall not:

         Issue any of its securities for (a) services or (b) property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its shareholders in connection with a reorganization.

  This investment restriction is not required to be fundamental under the 1940 Act and restates Section 23(a) of the 1940 Act. The Board of Trustees has proposed eliminating this investment restriction.

  The primary purposes of the proposed change are to provide flexibility for the Fund (in the event the 1940 Act is amended in the future regarding payments for securities) and to standardize the fundamental investment restrictions among the Fund and the other Van Kampen funds. The Fund will continue to be governed by the same restriction pursuant to the 1940 Act, unless Section 23(a) of the 1940 Act is amended in the future. While the Fund has no current intention to change its practices with regard to payment for securities if the proposal is adopted, the Board of Trustees believes that the flexibility to do so in the future could be beneficial to the Fund.
------------------------------------------------------------------------------
PROPOSAL 4J: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
             INVESTMENT IN OTHER INVESTMENT COMPANIES
------------------------------------------------------------------------------

  The Fund currently has a fundamental investment restriction that provides that the Fund shall not:

         Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  This investment restriction is not required to be fundamental under the 1940 Act. The ability of an investment company, such as the Fund, to invest in securities issued by other investment companies is regulated by the 1940 Act and the rules and regulations thereunder. Among other restrictions, the 1940 Act prohibits an acquiring fund, absent exemptive or other relief from the SEC, from owning more than 3% of the outstanding voting stock of an acquired investment company, investing more than 5% of its assets in an acquired investment company, or investing more than 10% of its assets in acquired investment companies. These 1940 Act restrictions remain applicable to the Fund regardless of whether they are recited in a fundamental investment policy or non-fundamental operating policy. The Board of Trustees has proposed eliminating this investment restriction.

  The primary purposes of the proposed change are to provide flexibility for the Fund (in the event the 1940 Act is amended in the future regarding investments in other investment companies) and to standardize the fundamental investment restrictions among the Fund and the other Van Kampen funds. While the Fund has no current intention to change its investment practices with regard to investment in other investment companies if the proposal is adopted, the Board of Trustees believes the added flexibility to do so in the future could be beneficial to the Fund.

------------------------------------------------------------------------------
PROPOSAL 4K: TO REPLACE THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SHORT
             SALES WITH A NON-FUNDAMENTAL POLICY
------------------------------------------------------------------------------

  The Fund currently has a fundamental investment restriction that provides that the Fund shall not:

         Sell short or borrow for short sales. Short sales "against the box" are not subject to this limitation.

  The Fund proposes a non-fundamental operating policy of the Fund, which could be changed without a shareholder vote but only with the approval of the Board of Trustees, that provides that Fund shall not:

         Sell short or borrow for short sales; provided that this restriction shall not prohibit the Fund from short sales "against the box" or from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and other financial instruments.

  The Fund's current fundamental investment restriction regarding short sales is not required to be fundamental under the 1940 Act. The Board of Trustees has accordingly proposed that this fundamental investment restriction be deleted and replaced by the non-fundamental operating policy described above. Such a non-fundamental policy could be changed without a shareholder vote, but would require the approval of the Board of Trustees. By changing this investment restriction to a non-fundamental operating policy, the Fund and other Van Kampen funds are able to adopt a substantially similar set of fundamental investment restrictions while adopting non-fundamental operating policies to suit their current practices.

  The primary purposes for this proposed change are to provide the Fund with flexibility and to standardize the fundamental investment restrictions among the Fund and the other Van Kampen funds. The proposed change would provide the Fund with the flexibility to engage in short sales with the approval of the Fund's Board of Trustees. To the extent the Fund engages in short sales, the Fund would be subject to certain risks, including the risk that the Fund could lose money if the price of a security sold short increases, as compared to the Fund under its current fundamental investment restriction. The Fund has no current intention to change its investment practices with regard to short sales if the proposal is adopted, although the Board of Trustees believes the added flexibility to engage in short sales may be beneficial to the Fund.
------------------------------------------------------------------------------
PROPOSALS 4A-4K: SHAREHOLDER VOTING REQUIREMENTS
------------------------------------------------------------------------------

  To become effective, Proposals 4A through 4K must be approved by a vote of a majority of the outstanding voting securities of the Fund. Each fundamental investment restriction to be changed will be voted on separately. An unfavorable vote by shareholders with respect to a particular investment restriction will not impact the implementation of changes to other restrictions that receive a favorable vote. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding Shares of the Fund. The proposed amendments were each approved by the Board of Trustees of the Fund after consideration of all the factors they determined to be relevant to their deliberations, including those discussed above. The Board of Trustees also determined to submit the proposed changes to the shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE CHANGES DISCUSSED ABOVE FOR EACH FUNDAMENTAL INVESTMENT RESTRICTION.
------------------------------------------------------------------------------
PROPOSAL 5: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT
            ACCOUNTANTS
------------------------------------------------------------------------------

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected the firm of PricewaterhouseCoopers LLP, independent public accountants, to serve as the Fund's independent accountants and to examine the Fund's financial statements. The Fund knows of no direct or indirect financial interest of such firm in the Fund. The appointment is subject to ratification or rejection by the shareholders of the Fund.

  Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

  The shareholders of the Fund, voting as a single class, are entitled to vote on this proposal. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and voting is required to ratify the selection of the independent public accountants for such Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.

------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------

NON-ADVISORY AGREEMENTS

  The Fund has entered into certain other agreements with Asset Management or its affiliates, including Advisory Corp., the Distributor or Investor Services, as the case may be, for accounting services, distribution and distribution-related services, and transfer agency and shareholder servicing-related services. As described in Proposal 2, the Fund intends to enter into an agreement for certain legal services to be provided by Van Kampen Investments if the New Agreement is approved by shareholders. Generally, Asset Management and Advisory Corp. are in the process of seeking to standardize and rationalize the providers of such services to the Van Kampen funds and the agreements governing such services. The Fund's current agreements with Asset Management or its affiliates for non-advisory services are as follows:

  Fund Accounting Agreement. The Fund has entered into an accounting services agreement with Advisory Corp. pursuant to which Advisory Corp. provides accounting services to the Fund which include maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory matters. The Fund pays the costs and expenses associated with such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with other Van Kampen funds in the cost of providing such services with 25% of such costs shared based proportionally on the respective number of classes of securities issued per fund and the remaining 75% of such costs shared based proportionally on the respective net assets per fund. Under the Fund accounting agreement, the Fund paid Advisory Corp. approximately $761,000 for the fiscal year ended August 31, 1998 and approximately $661,000 for the nine-month fiscal period ended May 31, 1999. It is currently anticipated that much of the day-to-day accounting services currently provided by Advisory Corp. eventually may be outsourced to an accounting services vendor not affiliated with Asset Management or Advisory Corp.

  Distribution Agreement, Distribution Plan and Service Plan. The Fund has executed a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases shares of the Fund for resale to the public, either directly or through securities dealers. The Distributor is obligated to purchase only those shares for which it has received purchase orders. Under the distribution agreement, the Fund paid approximately $10,515,000 to the Distributor in underwriting commissions, of which approximately $1,580,000 was retained by the Distributor and the remainder was reallowed to securities dealers, for the Fund's fiscal year ended August 31, 1998. Under the distribution agreement, the Fund paid approximately $10,810,000 to the Distributor in underwriting commissions, of which approximately $1,562,000 was retained by the Distributor and the remainder was reallowed to securities dealers, for the nine-month fiscal period ended May 31, 1999. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule l2b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers, NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") who may provide for their customers or clients certain services or assistance. Brokers, dealers and financial intermediaries who have entered into Selling Agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  The Fund may spend an aggregate amount of up to 0.25% per year of its average daily net assets attributable to the Class A Shares pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of its average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such financial intermediaries or the amount of the Distributor's actual distribution-related expenses.

  The Fund may spend up to 0.75% per year of its average daily net assets attributable to the Class B Shares pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of its average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  The Fund may spend up to 0.75% per year of its average daily net assets attributable to the Class C Shares pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such financial intermediaries' customers. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to Class B Shares and Class C Shares sold subject to a contingent deferred sales charge ("CDSC Shares") for any given year may exceed the amounts payable to the Distributor with respect to the CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to the CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed distribution expenses may be carried forward.

  Transfer Agency and Service Agreement. The Fund has entered into a transfer agency and service agreement with Investor Services pursuant to which Investor Services provides transfer agency, dividend disbursing agent and shareholder servicing agent services to the Fund. The Fund pays prices for such services determined through negotiations with the Fund's Board of Trustees and based on competitive market benchmarks. Under the transfer agency and service agreement, the Fund paid Investor Services approximately $8,454,000 for transfer agency services for the fiscal year ended August 31, 1998 and approximately $7,056,000 for the nine-month fiscal period ended May 31, 1999.

DIRECTORS AND OFFICERS OF ASSET MANAGEMENT

  The following table sets forth certain information concerning the principal executive officers and directors of Asset Management other than those persons who are also trustee nominees of the Fund and previously described under Proposal 1.

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------
Dennis J. McDonnell                Executive Vice President and a
1 Parkview Plaza,                  Director of Van Kampen Investments.
P.O. Box 5555                      President, Chief Operating Officer
Oakbrook Terrace, IL               and Director of Asset Management,
60181-5555                         Advisory Corp., Van Kampen
                                   Management Inc. ("Management Inc.")
                                   and Van Kampen Advisors Inc.
                                   ("Advisors Inc."). Chief Investment
                                   Officer and Executive Vice
                                   President of each the funds in the
                                   Fund Complex. President, Chairman
                                   of the Board and Trustee/Managing
                                   General Partner of other investment
                                   companies advised by Asset
                                   Management, Advisory Corp. and
                                   management Inc. Prior to July 1988,
                                   Executive Vice President and a
                                   Director of VK/AC Holding, Inc.
                                   Prior to April 1998, President and
                                   a Director Van Kampen Merritt
                                   Equity Advisors Corp. Prior to
                                   April 1997, Director of Van Kampen
                                   Merritt Equity Holdings Inc. Prior
                                   to September 1996, Chief Executive
                                   Officer and a Director of MCM
                                   Group, Inc. and McCarthy, Crisanti
                                   & Maffei, Inc., a financial
                                   research firm, and Chairman and a
                                   Director of MCM Asia Pacific
                                   Company, Limited and MCM (Europe)
                                   Limited.

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------
A. Thomas Smith III                Executive Vice President, General
1 Parkview Plaza,                  Counsel, Secretary and Director of
P.O. Box 5555                      Asset Management, Advisory Corp.,
Oakbrook Terrace, IL               Management Inc., Advisors Inc., the
60181-5555                         Distributor, American Capital
                                   Contractual Services, Inc., Van
                                   Kampen Exchange Corp., Van Kampen
                                   Recordkeeping Services Inc.,
                                   Investor Services, Van Kampen
                                   Insurance Agency of Illinois Inc.
                                   and Van Kampen System Inc. Vice
                                   President and Secretary of each of
                                   the funds in the Fund Complex and
                                   certain other investment companies
                                   advised by the Asset Management,
                                   Advisory Corp., and Management Inc.
                                   Prior to January 1999, counsel to
                                   New York Life Insurance Company
                                   ("New York Life"), and prior to
                                   March 1997, Vice President and
                                   Associate General Counsel of New
                                   York Life. Prior to December 1993,
                                   Assistant General Counsel of The
                                   Dreyfus Corporation. Prior to
                                   August 1991, Senior Associate,
                                   Willkie Farr & Gallagher. Prior to
                                   January 1989, Mr. Smith was a Staff
                                   Attorney at the Securities and
                                   Exchange Commission, Division of
                                   Investment Management, Office of
                                   Chief Counsel.

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------
William R. Rybak                   Executive Vice President, Chief
1 Parkview Plaza,                  Financial Officer and Treasurer of
P.O. Box 5555                      Van Kampen Investments since
Oakbrook Terrace, IL               January 1992. Treasurer of VK/AC
60181-5555                         Holding through December 1993 and
                                   Executive Vice President and Chief
                                   Financial Officer of VK/AC Holding
                                   through October 1996. Executive
                                   Vice President, Chief Financial
                                   Officer and a Director of the
                                   Distributor, Asset Management,
                                   Advisory Corp., Management Inc.,
                                   Advisors Inc., Van Kampen Exchange
                                   Corp., American Capital Contractual
                                   Services, Inc. and Van Kampen
                                   Recordkeeping Services Inc.
                                   Executive Vice President, Chief
                                   Financial Officer and Treasurer of
                                   Van Kampen Trust Company, Van
                                   Kampen Systems Inc., Investor
                                   Services and Van Kampen Insurance
                                   Agency of Illinois Inc. Director of
                                   Alliance Bancorp, a savings and
                                   loan holding company, and prior to
                                   February 1997, Chairman of the
                                   Board of Hinsdale Financial Corp.,
                                   a savings and loan holding company.
                                   Prior to April 1998, Executive Vice
                                   President, Chief Financial Officer,
                                   Treasurer and Director of Van
                                   Kampen Merritt Equity Advisors
                                   Corp. Prior to April 1997,
                                   Executive Vice President, Chief
                                   Financial Officer, Treasurer and
                                   Director of Van Kampen Merritt
                                   Equity Holdings Corp. and Executive
                                   Vice President, Chief Financial
                                   Officer and Treasurer of Van Kampen
                                   American Capital Services, Inc.
                                   Prior to August 1996, Chief
                                   Financial Officer and Treasurer of
                                   McCarthy, Crisanti & Maffei, Inc.,
                                   a financial research company, and
                                   McCarthy, Crisanti &

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------

                                       47

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------
                                   Maffei Acquisition Corporation.
                                   Prior to July 1996, Executive Vice
                                   President, Chief Financial Officer
                                   and Treasurer of American Capital
                                   Shareholders Corporation.

Peter W. Hegel                     Executive Vice President of Asset
1 Parkview Plaza,                  Management, Advisory Corp.,
P.O. Box 5555                      Management Inc. and Advisors Inc.
Oakbrook Terrace, IL               Vice President of each of the funds
60181-5555                         in the Fund Complex and certain
                                   other investment companies advised
                                   by Asset Management, Advisory Corp.
                                   and Management Inc. Prior to
                                   September 1996, a Director of
                                   McCarthy, Crisanti & Maffei, Inc.,
                                   a financial research company.

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------

                                       48

                                        PRINCIPAL OCCUPATIONS OR
NAME AND ADDRESS                       EMPLOYMENT IN PAST 5 YEARS
----------------                   -----------------------------------
Michael H. Santo                   Executive Vice President, Chief
1 Parkview Plaza,                  Administrative Officer and Director
P.O. Box 5555                      of Advisory Corp., Management Inc.,
Oakbrook Terrace, IL               Asset Management, the Distributor,
60181-5555                         Advisors Inc. and Investor
                                   Services. Executive Vice President
                                   and Chief Administrative Officer of
                                   Van Kampen Investments. Director of
                                   Van Kampen Trust Company, Van
                                   Kampen Exchange Corp., Van Kampen
                                   Insurance Agency of Illinois Inc.,
                                   Van Kampen Systems Inc. and Van
                                   Kampen Recordkeeping Services Inc.
                                   Prior to 1998, Mr. Santo was Senior
                                   Vice President and Senior Planning
                                   Officer for Individual Asset
                                   Management of Morgan Stanley Dean
                                   Witter and its predecessor.
Stephen L. Boyd                    Executive Vice President of Asset
1 Parkview Plaza,                  Management, Advisory Corp. and
P.O. Box 5555                      Management Inc. Vice President of
Oakbrook Terrace, IL               each of the funds in the Fund
60181-5555                         Complex and certain other
                                   investment companies advised by the
                                   Asset Management, Advisory Corp.
                                   and Management Inc. Prior to
                                   October 1998, Vice President,
                                   Senior Portfolio Manager with AIM
                                   Capital Management, Inc. Prior to
                                   February 1998, Senior Vice
                                   President of Asset Management,
                                   Advisory Corp. and Management Inc.

  The following table sets forth the officers of the Fund:

NAME                                    POSITIONS WITH THE FUNDS
----                               -----------------------------------
Richard F. Powers III..........    President
Dennis J. McDonnell............    Chief Investment Officer and
                                   Executive Vice President
A. Thomas Smith III............    Vice President and Secretary
Edward C. Wood III.............    Vice President
Scott E. Martin................    Assistant Secretary
Weston B. Wetherell............    Assistant Secretary
Peter W. Hegel.................    Vice President
Stephen L. Boyd................    Vice President
John L. Sullivan...............    Vice President, Chief Financial
                                   Officer and Treasurer
Curtis W. Morell...............    Vice President and Chief Accounting
                                   Officer
Tanya M. Loden.................    Controller
Steven M. Hill.................    Assistant Treasurer
M. Robert Sullivan.............    Assistant Controller
Paul R. Wolkenberg.............    Vice President

  The officers of the Funds serve for one year or until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds, but are all officers of the Asset Management, Advisory Corp., the Distributor, Van Kampen Investments or their affiliates and receive compensation in such capacities.

SHAREHOLDER INFORMATION

  As of July   , 1999, the "interested persons" of the Fund, as a group, owned an aggregate of less than 5% of the outstanding shares of the Fund. As of July
  , 1999, the trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. The persons who, to the knowledge of the Fund, owned beneficially more than 5% of a class of a Fund's outstanding Shares as of
July   , 1999 are set forth below:
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund and Asset Management (or its affiliates) will share the costs of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and the Meeting. The costs shall be allocated
between the Fund and Asset Management based upon          . In order to obtain
the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the

Fund or Asset Management (or its affiliates), or by dealers or their representatives, or by First Data Investor Services Group ("First Data"), a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitations. The estimated costs of First Data for mailing, solicitation and tabulation of shareholder votes are approximately $800,000.
------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

  As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          A. THOMAS SMITH III
                                          Vice President and Secretary
July   , 1999

                                                                      APPENDIX A

                         INVESTMENT ADVISORY AGREEMENT

  AGREEMENT (herein so called) made this May 31, 1997, by and between VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND, a Delaware business trust (hereinafter referred to as the "FUND"), and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation (hereinafter referred to as the "ADVISER").

  The FUND and the ADVISER agree as follows:

(1) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Trustees and in conformity with applicable laws, the FUND's Agreement and Declaration of Trust ("Declaration of Trust"), By-laws, registration statements, prospectus and stated investment objectives, policies and restrictions, shall:

a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulation and implementation of investment programs;

b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

c. conduct and manage the day-to-day operations of the FUND including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of routine legal services except for services provided by outside counsel to the FUND selected by the Trustees, and the supervision of the FUND's Treasurer and the personnel working under his direction; and

d. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each FUND trustee and Fund officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the FUND's Trustees of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law, the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its trustees and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the FUND which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement, prospectuses, proxy solicitation materials and reports to shareholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Trustees; (vi) custodian, registrar and shareholder service agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's shareholders including proxy solicitations therefor; (xii) expenses for servicing shareholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Trustees; and
(xv) such nonrecurring expenses as may arise, including those associated with actions, suits or proceedings to which the FUND is a party and the legal obligation which the FUND may have to indemnify its officers and trustees with respect thereto. To the extent that any of the foregoing expenses are allocated between the FUND and any other party, such allocations shall be pursuant to methods approved by the Trustees.

  For a period of one year commencing on the effective date of this Agreement, the ADVISER and the FUND agree that the retention of (i) the chief executive officer, president, chief financial officer and secretary of the ADVISER and
(ii) each director, officer and employee of the ADVISER or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the FUND (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the FUND and the FUND's shareholders. In connection with the ADVISER's acceptance of employment hereunder, the ADVISER hereby agrees and covenants for itself and on behalf of its Affiliates that neither the ADVISER nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner. In addition, neither the ADVISER nor any Affiliate of the ADVISER shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the FUND in a timely manner.

(2) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 (the "1940 Act"), any of the shareholders, trustees, officers and employees of the FUND may be a shareholder, trustee, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the ADVISER, neither the ADVISER nor any subadviser shall be subject to liability to the FUND, or to any shareholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(3) COMPENSATION PAYABLE TO THE ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the following annual rate:

  .575% on the first $350 million of the FUND's average daily net assets; .525% on the next $350 million of the FUND's average daily net assets; .475% on the next $350 million of the FUND's average daily net assets; and .425% of any excess over $1.05 billion.

  Average daily net assets shall be determined by taking the average of the net assets for each business day during a given calendar month calculated in the manner provided in the FUND's Declaration of Trust. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Trustees of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc. to receive in connection with FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the FUND for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the FUND's shares are qualified for sale, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The Adviser's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall include the investment advisory fee and other operating expenses paid by the FUND except (i) for interest and taxes; (ii) brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; (v) any indemnification paid by the FUND to its officers and trustees and the ADVISER in accordance with applicable state and federal laws as a result of such litigation; and (vi) amounts paid to Van Kampen American Capital Distributors, Inc., the distributor of the FUND's shares, in connection with a distribution plan adopted by the FUND's Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4) BOOKS AND RECORDS

  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the ADVISER hereby agrees that all records which it maintains for the FUND are the property of the FUND and further agrees to surrender promptly to the FUND any of such records upon the FUND's request. The ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the Act.

(5) DURATION OF AGREEMENT

  This Agreement shall become effective on the date hereof, and shall remain in full force until May 31, 1999 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Trustees or a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Trustees, by vote of a majority of the FUND's outstanding voting securities, or by the ADVISER, on 60 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(6) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission (the "Commission"), or such interpretive positions as may be taken by the Commission or its staff, under the 1940 Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

  The execution of this Agreement has been authorized by the FUND's Trustees and by the sole shareholder. This Agreement is executed on behalf of the FUND or the Trustees of the FUND as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the FUND individually but are binding only upon the assets and property of the FUND. A Certificate of Trust in respect of the FUND is on file with the Secretary of State of Delaware.

  All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

  In connection with its employment hereunder, the ADVISER hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the FUND.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN AMERICAN CAPITAL ASSET        VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT, INC.                         EMERGING GROWTH FUND

By: /s/ DENNIS J. MCDONNELL              By: /s/ PETER W. HEGEL
 ------------------------------------        ------------------------------
    Name: Dennis J. McDonnell Its:           Name: Peter W. Hegel Its:
    President                                Executive Vice President

                                                                      APPENDIX B

                     FORM OF NEW INVESTMENT ADVISORY AGREEMENT

  THIS INVESTMENT ADVISORY AGREEMENT, dated as of August   ,1999 (the
"Agreement"), by and between VAN KAMPEN EMERGING GROWTH FUND, a Delaware business trust (the"Trust"), on behalf of the VAN KAMPEN EMERGING GROWTH FUND (the "Fund"), and VAN KAMPEN ASSET MANAGEMENT INC. (the "Adviser"), a Delaware corporation.

1. Adviser's Retention:

  (a)Retention of Adviser by Fund. Subject to the terms and conditions set forth herein, the Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objectives and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

  (b)Adviser's Acceptance of Employment. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

  (c)Essential Personnel. The Adviser and the Fund agree that the retention of
     (i) the chief executive officer, president, chief financial officer and secretary of the Adviser and (ii) each director, officer and employee of the Adviser or any of its Affiliates (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) who serves as an officer of the Fund (each person referred to in (i) or (ii) hereinafter being referred to as an "Essential Person"), in his or her current capacities, is in the best interest of the Fund and the Fund's shareholders. In connection with the Adviser's acceptance of employment hereunder, the Adviser hereby agrees and covenants for itself and on behalf of its Affiliates that neither the Adviser nor any of its Affiliates shall make any material or significant personnel changes or replace or seek to replace any Essential Person or cause to be replaced any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner. In addition, neither the Adviser nor any Affiliate of the Adviser shall change or seek to change or cause to be changed, in any material respect, the duties and responsibilities of any Essential Person, in each case without first informing the Board of Trustees of the Fund in a timely manner.

  (d)Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

  (e)Non-exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

2. Advisory Fee:

  (a)Advisory Fee. For the services and facilities described in Section 1, the Fund will accrue daily and pay to the Adviser at the end of each calendar month an investment advisory fee computed based upon a fee rate (expressed as a percentage per annum) applied to the average daily net assets of the Fund as follows:

                            FEE PERCENT PER ANNUM OF

AVERAGE DAILY                      AVERAGE DAILY
NET ASSETS                          NET ASSETS
-------------                      -------------

First $1 billion................       0.675%
Next $1 billion.................       0.625%
Next $1 billion.................       0.575%
Next $1 billion.................       0.525%
Over $4 billion.................       0.475%

  (b)Expense Limitation. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceeds the most restrictive applicable expense limitation in any jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statue or regulatory authority. If, for any month, expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection (a) of this Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

  (c) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each such day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

  (d) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively,

 3. Expenses:

    In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of its trustees (other than those who are affiliated persons of the Adviser and other than those who are affiliated persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares on the New York Stock Exchange or other exchange, interest (if any) on obligations incurred by the Fund, costs of shares certificates, membership dues in the Investment Company Institute or any similar organization, costs of registration statements, prospectuses, state-ments of additional information, reports and notices to shareholders, cost of registering shares of the Fund under the federal and state securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise, other taxes imposed by federal, state or other governmental agencies in connection with the Fund's operations, distribution-related or shareholder servicing expenses, other expenses related to the issuance, sale or redemption of shares, insurance premiums and other operating expenses of the Fund. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

 4. Interested Persons:

    Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

 5. Liability:

    The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

 6. Term and Termination:

    (a) Term. This Agreement shall become effective on the date hereof and shall
        remain in full force until September   , 2001 unless sooner terminated
        as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually, in the manner required by the 1940 Act.

    (b) Termination. This Agreement shall terminate automatically in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty

        (60) days written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

    (c) Payment upon Termination. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

 7. Severability:

    If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not thereby be affected.

 8. Notices:

    Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

 9. Disclaimer:

    The Adviser acknowledges and agrees that, as provided by Section 8.1 of the Declaration of Trust of the Fund, (i) this Agreement has been executed by officers of the Fund in their capacity as officers, and not individually, and (ii) the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder and that any such resort may only be had upon the assets and property of the Fund.

10. Governing Law:

    All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

11. Name:

    In connection with its employment hereunder, the Adviser hereby agrees and covenants not to change its name without the prior consent of the Board of Trustees of the Fund.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

                                          VAN KAMPEN ASSET
                                          MANAGEMENT INC.

                                          By: ------------------------------
                                             Name: -------------------------
                                             Title: ------------------------

                                          VAN KAMPEN EMERGING GROWTH FUND,
                                          on behalf of the VAN KAMPEN
                                          EMERGING GROWTH FUND

                                          By: ------------------------------
                                             Name: -------------------------
                                             Title: ------------------------

                                                                      APPENDIX C

               INVESTMENT ADVISORY FEES OF OTHER FUNDS ADVISED BY
                       ASSET MANAGEMENT OR ADVISORY CORP.

  The table below sets forth, for each investment company advised by Advisory
Corp. and Asset Management, the investment company's net assets as of June   ,
1999 and the rate at which it compensates Advisory Corp. or Asset Management for investment advisory services. Each fund for which Advisory Corp. or Asset Management has waived or reduced its compensation are marked by an "*". There can be no assurance that Advisory Corp. or Asset Management will continue such waiver or reduction.

I. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND THE VK FUNDS

                                                                            NET ASSETS                ANNUAL
                                                                               AS OF               ADVISORY FEE
                                    FUNDS                                   JUNE , 1999              SCHEDULE
                                    -----                                   -----------            ------------
A.       Van Kampen California Insured Tax Free Fund.................                         First $100 Million
                                                                                              .500%
                                                                                              Next $150 Million .450%
                                                                                              Next $250 Million .425%
                                                                                              Over $500 Million .400%
B.       Van Kampen Insured Tax Free Income Fund.....................                         First $500 Million
                                                                                              .525%
                                                                                              Next $500 Million .500%
                                                                                              First $500 Million
                                                                                              .475%
                                                                                              Over $1.5 Billion .450%
C.       Van Kampen Tax Free High Income Fund........................                         First $500 Million
                                                                                              .500%
         Van Kampen Municipal Income Fund............................                         Over $500 Million .450%
         Van Kampen Intermediate Term Municipal Income Fund..........
         Van Kampen Florida Insured Tax Free Income Fund*............
D.       Van Kampen New York Tax Free Income Fund*...................                         First $500 Million
                                                                                              .600%
         Van Kampen Pennsylvania Tax Free Income Fund................                         Over $500 Million .500%

                                                                            NET ASSETS                ANNUAL
                                                                               AS OF               ADVISORY FEE
                                    FUNDS                                   JUNE , 1999              SCHEDULE
                                    -----                                   -----------            ------------
E.       Van Kampen High Yield Fund*.................................                         First $500 Million
                                                                                              .750%
                                                                                              Over $500 Million .650%
F.       Van Kampen Short-Term Global Income Fund....................                         .550%
G.       Van Kampen Strategic Income Fund*...........................                         First $500 Million
                                                                                              .750%
         Van Kampen Growth Fund......................................                         Next $500 Million .700%
         Van Kampen Mid-Cap Value Fund...............................                         Over $1 Billion .650%
         Van Kampen Aggressive Growth Fund...........................

                                                                    NET ASSETS              ANNUAL
                                                                       AS OF             ADVISORY FEE
                                FUNDS                               JUNE , 1999            SCHEDULE
                                -----                               -----------          ------------
H.   Van Kampen Utility Fund.....................................                  First $500 Million .650%
                                                                                   Next $500 Million .600%
                                                                                   Over $1 Billion .550%
I.   Van Kampen U.S. Government Fund.............................                  First $500 Million .550%
                                                                                   Next $500 Million .525%
                                                                                   Next $2 Billion .500%
                                                                                   Next $2 Billion .475%
                                                                                   Next $2 Billion .450%
                                                                                   Next $2 Billion .425%
                                                                                   Over $9 Billion .400%
J.   Van Kampen Tax Free Money Fund*.............................                  First $500 Million .500%
                                                                                   Next $500 Million .475%
                                                                                   Next $500 Million .425%
                                                                                   Over $1.5 Billion .375%
K.   Van Kampen Great American Companies Fund....................                  First $500 Million .700%
     Van Kampen Prospector Fund..................................                  Next $500 Million .650%
                                                                                   Over $1 Billion .600%

II. ADVISORY AGREEMENTS BETWEEN ASSET MANAGEMENT AND THE AC FUNDS

                                                                    NET ASSETS             ANNUAL
                                                                       AS OF            ADVISORY FEE
                                FUNDS                               JUNE , 1999           SCHEDULE
                                -----                               -----------         ------------
                                                                                   First $150 Million
A.   Van Kampen Corporate Bond Fund..............................                  .500%
     Van Kampen Equity Income Fund...............................                  Next $100 Million .450%
     Van Kampen Growth and Income Fund...........................                  Next $100 Million .400%
     Van Kampen Reserve Fund.....................................                  Over $350 Million .350%
B.   Van Kampen Limited Maturity Government Fund.................                  First $1 Billion .500%
                                                                                   Next $1 Billion .475%
                                                                                   Next $1 Billion .450%
                                                                                   Next $1 Billion .400%
                                                                                   Over $4 Billion .350%
C.   Van Kampen Government Securities Fund.......................                  First $1 Billion .540%
                                                                                   Next $1 Billion .515%
                                                                                   Next $1 Billion .490%
                                                                                   Next $1 Billion .440%
                                                                                   Next $1 Billion .390%
                                                                                   Next $1 Billion .340%
                                                                                   Next $1 Billion .290%
                                                                                   Over $7 Billion .240%
     Van Kampen Life Investment Trust Asset Allocation                             First $500 Million
D.   Portfolio*..................................................                  .500%
     Van Kampen Life Investment Trust Domestic Income
     Portfolio*..................................................                  Next $500 Million .450%
     Van Kampen Life Investment Trust Enterprise Portfolio*......                  Over $1 Billion .400%
     Van Kampen Life Investment Trust Government Portfolio*......
     Van Kampen Life Investment Trust Money Market Portfolio*....
E.   Van Kampen Comstock Fund....................................                  First $1 Billion .500%
     Van Kampen Enterprise Fund..................................                  Next $1 Billion .450%
     Van Kampen Pace Fund........................................                  Next $1 Billion .400%
                                                                                   Over $3 Billion .350%

                                                                     NET ASSETS              ANNUAL
                                                                       AS OF              ADVISORY FEE
                                FUNDS                               JUNE , 1999             SCHEDULE
                                -----                              --------------   -------------------------
F.   Van Kampen U.S. Government Trust for Income.................                   .600%
G.   Van Kampen Emerging Growth Fund.............................                   First $350 Million .575%
                                                                                    Next $350 Million .525%
                                                                                    Next $350 Million .475%
                                                                                    Over $1.05 Billion .425%
H.   Van Kampen Life Investment Trust Emerging Growth
      Portfolio*.................................................                   .700%
I.   Van Kampen Real Estate Securities Fund*.....................                   1.00%
     Van Kampen Life Investment Trust Morgan Stanley Real Estate
      Securities Portfolio*......................................
     Van Kampen Life Investment Trust Global Equity Portfolio*...
     Van Kampen Global Managed Assets Fund.......................
J.   Van Kampen Life Investment Trust Growth & Income
      Portfolio*.................................................                   First $500 million .600%
                                                                                    Over $500 million .550%
K.   Van Kampen Life Investment Trust Strategic Stock
      Portfolio*.................................................                   First $500 million .500%
                                                                                    Over $500 million .450%
L.   Van Kampen Harbor Fund......................................                   First $350 million .550%
                                                                                    Next $350 million .500%
                                                                                    Next $350 million .450%
                                                                                    Over $1.05 billion .400%
M.   Van Kampen High Income Corporate Bond Fund..................                   First $150 million .625%
                                                                                    Next $150 million .550%
                                                                                    Over $300 million .500%
N.   Van Kampen High Yield Municipal Fund........................                   First $300 million .600%
                                                                                    Next $300 million .550%
                                                                                    Over $600 million .500%
O.   Van Kampen Global Government Securities Fund................                   .750%
P.   Van Kampen Exchange Fund....................................                   .500%

III. ADVISORY AGREEMENTS BETWEEN ADVISORY CORP. AND MS FUNDS

                                                                            NET ASSETS                 ANNUAL
                                                                               AS OF                ADVISORY FEE
                                    FUNDS                                   JUNE , 1999               SCHEDULE
                                    -----                                   -----------             ------------
A.       Van Kampen Aggressive Equity Fund*..........................                         0.90%
B.       Van Kampen American Value Fund..............................                         0.85%
C.       Van Kampen Asian Growth Fund................................                         1.00%
         Van Kampen European Equity Fund*............................
         Van Kampen Global Equity Fund...............................
         Van Kampen Global Equity Allocation Fund....................
D.       Van Kampen Emerging Markets Fund*...........................                         1.25%
         Van Kampen Latin American Fund*.............................
E.       Van Kampen Equity Growth Fund*..............................                         0.80%
         Van Kampen International Magnum Fund........................
F.       Van Kampen Global Fixed Income Fund*........................                         0.75%
         Van Kampen High Yield & Total Return Fund*..................
         Van Kampen Worldwide High Income Fund.......................
G.       Morgan Stanley Government Obligations Money Market Fund*....                         First $250 million 0.45%
         Morgan Stanley Money Market Fund............................                         Next $250 million 0.40%
                                                                                              Over $500 million 0.35%
H.       Van Kampen Value Fund.......................................                         First $500 million .800%
                                                                                              Next $500 million .750%
                                                                                              Over $1 billion .700%
I.       Van Kampen Global Franchise Fund*...........................                         First $500 million 1.00%
                                                                                              Next $500 million 0.950%
                                                                                              Over $1 billion 0.900%

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE                 PROXY
                            VAN KAMPEN EMERGING GROWTH FUND

                            SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Shares of VAN KAMPEN EMERGING GROWTH FUND (the "Fund") hereby appoints Dennis J. McDonnell and A. Thomas Smith, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, on September , 1999 at 3:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.           No. of Shares           Proxy No.

                 1.   Authority to vote for the election as Trustees the nominees                    FOR ALL
                      named below:                                                  FOR   WITHHOLD    EXCEPT
                                                                                    [ ]      [ ]       [ ]
                      J. Mile Branagan, Jerry D. Choate, Mitchell M. Merin, Linda
                      Hutton Heagy, R. Craig Kennedy, Jack E. Nelson, Richard F.
                      Powers III, Phillip B. Rooney, Fernando Sisto, Wayne W.
                      Whalen, Suzanne H. Woolsey and Paul G. Yovovich.
                      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      CHECK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE
                      LINE BELOW.
                      ------------------------------------------------------------
                      The proposal to approve a new investment advisory agreement
                 2.   for the Fund.                                                 FOR    AGAINST   ABSTAIN
                                                                                    [ ]      [ ]       [ ]
                      The proposal to approve replacing the Fund's fundamental
                 3.   investment policy regarding investment in small- and          FOR    AGAINST   ABSTAIN
                      medium-sized companies with a non-fundamental investment      [ ]      [ ]       [ ]
                      policy.
                      The proposal to approve amending other the fundamental
                 4.   investment restrictions of the Fund.                          FOR    AGAINST   ABSTAIN

                               4A.  Diversification                                               [ ]      [ ]       [ ]
                               4B.  Senior Securities/Borrowing                                   [ ]      [ ]       [ ]
                               4C.  Underwriting                                                  [ ]      [ ]       [ ]
                               4D.  Concentration                                                 [ ]      [ ]       [ ]
                               4E.  Real Estate                                                   [ ]      [ ]       [ ]
                               4F.  Commodities                                                   [ ]      [ ]       [ ]
                               4G.  Making Loans                                                  [ ]      [ ]       [ ]
                               4H.  Control                                                       [ ]      [ ]       [ ]
                               4I.  Payment for Securities                                        [ ]      [ ]       [ ]
                               4J.  Investment Companies                                          [ ]      [ ]       [ ]
                               4K.  Short Sales                                                   [ ]      [ ]       [ ]

                 5.   The proposal ratify the selection of PricewaterhouseCoopers   FOR    AGAINST   ABSTAIN
                      LLP to act as the Fund's independent accountants.             [ ]      [ ]       [ ]
                 6.   To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

           THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON SEPTEMBER , 1999.

                                                Date  , 1999

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder should
                                                sign.

                   TWO CONVENIENT NEW WAYS TO VOTE YOUR PROXY
     It's fast and it's simple. Just follow the instructions below. Please do not mail your proxy card if you are voting by internet or telephone.

     TO VOTE BY INTERNET:                               TO VOTE BY TELEPHONE:
     --------------------                               ---------------------
 1.  Read the Proxy Statement carefully.            1.  Read the Proxy Statement carefully.
 2.  Go to website www.       .com                  2.  Call toll-free 1-800-
 3.  Enter [the control number found on your        3.  Enter [the control number found on your
     proxy card].                                       proxy card].
 4.  Follow the simple voting instructions.         4.  Follow the simple recorded voting
                                                        instructions.

                         YOUR PROXY VOTE IS IMPORTANT!